UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

ROCHDALE
INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Atlas Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Darwin Portfolio

Annual Report

December 31, 2006

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report
Table of Contents

Letter to Shareholders	1
Performance Graphs and Total Returns Tables	9
Expense Example	17
Schedules of Investments	20
Rochdale Large Growth Portfolio	20
Rochdale Large Value Portfolio	24
Rochdale Mid/Small Growth Portfolio	29
Rochdale Mid/Small Value Portfolio	33
Rochdale Atlas Portfolio	42
Rochdale Dividend & Income Portfolio	49
Rochdale Intermediate Fixed Income Portfolio	54
Rochdale Darwin Portfolio	60
Statements of Assets and Liabilities	63
Statements of Operations	65
Statements of Changes in Net Assets	67
Financial Highlights	71
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	89
Trustee and Officer Information	90
Additional Information	91

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

February 19, 2007

Dear Shareholders:

We are pleased to report the performance of the Rochdale Funds (“Funds”) for the year ended December 31, 2006. Equity markets in the U.S. and abroad all performed very well during 2006. The economy achieved strong GDP growth, rising 3.3%. In 2007, we expect GDP to grow in the range of 2.5% - 2.75%. The outlook for 2007 has improved steadily over the past several months as the concerns about oil prices and residential housing have probably seen their worst levels. When we look across the economy and the financial markets, we see most indicators for growth remaining positive in 2007, though moderating as compared to 2006. Accordingly we expect a generally favorable environment for equity markets in the U.S. and abroad. With good growth in company earnings and stock prices at reasonably attractive levels, we believe equity markets are attractive.

The U.S. economy completed its fourth straight year of positive GDP growth. This very good economic performance has been matched by the S&P 500 and Dow Jones stock market indices reaching new six year and all time highs, respectively. Corporate profits have been reaching all time highs. Many of the foreign economies and stock markets have also delivered excellent performance in 2006. What separates the U.S. economy from the rest of the developed world’s economies is our productivity, creativity, and competitiveness. As long as we continue to invest in education, technology and foster entrepreneurial spirit, the U.S. economy will remain one of the leading places for economic prosperity. There are real challenges to achieving continued success as a nation; however, the primary path to success remains our open competitive society.

We expect corporate earnings to grow in excess of 8% for 2007. Provided that interest rates do not rise significantly from present levels and there are no material exogenous shocks, we view U.S. equities as a favorable asset class for 2007, with international equities the most favorable. Fixed income investing will likely experience better returns in 2007 than 2006 as we expect interest rates will remain relatively stable.

Given our positive economic and favorable market outlook what are we concerned about? A shock to the system could cause our outlook to change materially. On balance, we believe the economy is likely to experience steady growth; and stock markets in the U.S. and abroad are likely to reward investors with better returns than available from fixed income investments.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. The Darwin Portfolio is non-diversified, which means that the portfolio may invest a greater percentage of its assets in a particular issuer and hold a limited number of securities compared to a diversified mutual fund, thus the change in value of any one security could have a greater affect on the overall portfolio value. The Darwin Portfolio can sell securities short. This means that the portfolio will incur a loss as a result of a short sale if the price of the security sold short increases, and the portfolio will realize a gain if the security sold short declines.

A fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read the prospectus carefully before investing. RIM Securities LLC • 570 Lexington Avenue • New York, NY 10022.

Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average.

ROCHDALE INVESTMENT TRUST

Equity returns from international markets performed significantly better than the U.S. equity market in 2006, as they did in 2005. Our international country investment process continues to identify leading countries around the world that provide our investors with strong returns. Our Atlas International fund delivered exceptional performance in 2006 with a 33.26% return1.For the one-, three-, and five-year periods ending 12/31/06, the fund was ranked: #4 out of 333 funds, #4 out of 246 funds, and #13 out of 201 funds, respectively in the International Multi-Cap Core category by Lipper based on Total Return. We continue to view international equity markets as attractive over the longer term.

Our domestic mutual funds delivered a wide range of returns depending on the category of companies we were invested. In 2006, companies that paid high dividends were among the best performing segment. Rochdale’s Dividend and Income mutual fund delivered strong results, providing our shareholders with a total return for the year of 22.10%2. This performance was unusually solid given our longer term total return expectations for this investment strategy is in the 7% to 8% range. The next best category of returns in 2006 was generated by companies considered value companies. Our Rochdale Large Value and Rochdale Mid/Small Value Funds also posted solid returns in 2006, with a total return of 18.92% and 13.23%, respectively3. Trailing the returns of the overall markets in general were growth oriented companies. This was the case regardless of the market cap size of the company. The Rochdale Large Growth and Rochdale Mid/Small Growth Funds generated returns of 9.59% and 2.80%4. In six of the last seven years, value companies have outperformed growth type companies. We believe the trend of value companies providing significantly better performance than growth companies will end in 2007, with both types of companies generating similar returns.

Broad Market Index Performance
Year Ended December 31, 2006
Index	Total Return
S&P 500	15.79%
S&P MidCap 400	10.32%
S&P SmallCap 600	15.12%
Nasdaq Composite	9.52%
MSCI All Country World ex USA	27.16%
Lehman Aggregate Bond	4.33%
Source: Lipper

In a moderate performance year for all fixed income investors, our fund performance held up well. The Intermediate Fixed Income Fund return was 3.96% as we positioned the portfolio more towards the shorter-term maturity bonds for most of the year5. We envision fixed income returns will be somewhat better in 2007 as interest rates are likely to remain relatively stable.

During 2006, the S&P 500 returned 15.79%, while the S&P MidCap 400 and the S&P SmallCap 600 returned 10.32% and 15.12%, respectively. These overall market returns were the result of very strong growth in corporate profits, which increased more than 15% for the S&P 500 companies in 2006. As well as the U.S. equity markets performed in 2006, international markets performed even better. The developed economies stock markets, as measured by the MSCI All Country ex U.S., returned 27.16% for the year. The returns from foreign stock markets were led by growth in their economies and strong growth in their corporate profits.

1	Performance for the Atlas Fund for one-, three-, and five-year was 33.26%, 25.65%, and 19.73%, respectively.
2	Performance for the Dividend and Income Fund for one-, three-, and five-year was 22.10%, 12.85%, and 5.31%, respectively.
3
Performance for the Large Value Fund for one-, three-, and five-year was 18.92%, 13.68%, and 7.53%, respectively. Mid/Small Value Fund for the same time periods was 13.23%, 15.25%, 12.49%, respectively.

4
Performance for the Large Growth Fund for one-, three-, and five-year was 9.59%, 5.97%, and 1.84%, respectively. Performance for the Mid/Small Growth Fund for the same time periods was 2.80%, 9.31%, and 6.80%, respectively.

5	Performance for the Intermediate Fixed Income Fund for one-, three-, and five-year was 3.96%, 3.18%, and 4.64%, respectively.

ROCHDALE INVESTMENT TRUST

The current synchronous global economic expansion continues to drive and benefit people and businesses around the world. The big story in 2006 has been the continuation of most world economies all experiencing growth at the same time. The degree and magnitude of the world wide global growth story is an unprecedented experience. The global economy has never grown as fast as it has in the past five years. As interesting as that is, even more interesting is from where this growth is coming. About 50% of the world’s growth is derived from emerging economies, which are substantially smaller than the developed economies like the U.S. or UK. The growth is driven by these emerging countries’ supplying the rest of the developed economies with goods and services. As consumers in developed economies spend and consume, emerging economies tend to invest and save. This reciprocal sequence of trade between the developed and emerging economies is in the early stages of a very long term trend. The growth abroad is one of the key reasons why the U.S. economy continues to do well. The flow of goods and capital from foreign economies to the U.S. has contributed to our moderate inflation, low interest rates, high corporate profits, and strong growth in productivity. The key to prosperity for our economy has been our resiliency and competitiveness. The U.S. economy has generated millions of new jobs over the past several years for skilled workers, and those workers recently have been experiencing good wage gains.

Looking beyond 2007, we see a long term period of global growth led by the industrialization of emerging markets. This flow of goods and services from foreign economies creates competitive pressures on U.S. companies to sustain increases in productivity and innovation. The purchase of goods by the U.S. and other developed consumers from the emerging economies are funneled back to the U.S. by foreign purchases of our financial assets. This cycle will lead to several trends we see over the medium to longer term. First, we believe the U.S. economy will see exports of our goods and services growing faster than our imports. Second, we view the competitive environment around the world remaining the dominant force that constrains wage and price inflation in the U.S. economy. Third, we see a trend down for the U.S. dollar gradually against the stronger emerging market currencies. Fourth, we believe productivity growth around the world will lead to rising standards of living for more people in the world than at any time in history. Fifth, economies and financial markets are more connected and will increasingly become more integrated. Finally, subject to normal cyclical ups and downs in our economy and stock markets, as well as the economies and stock markets abroad, the world is going to continue to experience unprecedented global growth over the next 5 to 10 years as millions of individuals join the industrialized world.

The fluctuations in several sectors of the overall market in 2006 made this past year one of the most difficult for active money managers. The spike and subsequent fall in prices in the energy sector, followed by the fall and rise in prices in the housing sector stocks, are examples of the sector volatility within the equity markets in 2006 that made it such a challenging year.

Our investment philosophy seeks to balance potential return with risks within each of our investing strategies. When equity markets perform well above their average expected returns, our balanced investing approach delivers good returns but during one year periods may not be as high as the overall markets. We remain focused on a longer term investment approach that seeks to mitigate the exposure to the excessively volatile segments of the stock market, as we believe that the returns associated with the most volatile companies will disappoint long-term investors.

As a Rochdale investor, you know that each of our funds is managed based on a sound, long-term philosophy that is focused on an industry and company selection methodology. We manage our funds with a consistent process, selecting companies that meet our fundamental criteria and avoid market sentiment that distracts us from our long-term goals. As first priority, investors should establish an appropriate long-term asset allocation strategy so their overall portfolio returns and risk objectives are aligned. A well developed asset allocation strategy with style and size consistent managed funds is the best path to a well diversified portfolio. Your financial advisor partnering with Rochdale brings all the skills necessary to see that your portfolio is intelligently personalized for your goals and objectives.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as pharmaceuticals, technology, medical products, financial services, and retail. Growth industries typically exhibit stronger earnings growth and capital appreciation over an entire economic cycle. During the year ended December 31, 2006, Rochdale’s Large Growth Portfolio rose 9.59%, surpassing the Lipper Large Growth Category Average, which rose 5.60%, and propelling the Fund to the top quintile of the category for the year. Performance was led by Consumer Durables, Software and Services, Retailing, and Energy. We continued to favor several industry groups based on their attractive valuation and growth prospects given current economic conditions. We favor Pharmaceuticals, Consumer Durables, and Software and Services as industry groups expected to outperform over the year. At the same time, we think Banks, Food Beverage and Tobacco, and Telecommunication Services will not perform well in 2007. Our portfolio continues to be focused on industry groups with attractive valuation, strong profit growth, and positive fundamentals. Given our belief that 2007 will be a solid but moderating growth year, we are focused on high quality companies with long-term predictable revenue streams, reliable earnings growth, and a sustainable competitive advantage.

Large Growth Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
Pfizer Inc.	4.7%
Exxon Mobil Corp.	4.5%
General Electric Co.	3.9%
Cisco Systems Inc.	3.6%
Thermo Electron Corp.	3.1%
Omnicom Group Inc.	3.0%
Automatic Data Processing Inc.	2.9%
Applera Corp- Applied Biosystems Group	2.8%
Symantec Corp.	2.7%
Schering-Plough Corp.	2.7%

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including financial services, energy, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2006, our Large Value Portfolio rose 18.92%, performing better than the Lipper Large Value Category Average, which rose 17.96%. Consumer related industry groups did well in 2006 as the Fed held interest rates steady and inflation concerns moderated. Diversified Financials, Telecom, Capital Goods, and Utilities were the top performing industries in our fund. Our investment strategy continues to focus on industries like Telecom and Capital Goods that have attractive valuation and strong growth prospects. Additionally, we favor traditional value industries such as Utilities and Insurance that will be stable as the economy continues to moderate.

Large Value Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
Metlife Inc.	4.0%
AT&T Inc.	4.0%
General Electric Co.	3.7%
Wachovia Corp.	3.7%
Dow Chemical Co.	3.7%
Tyco International	3.7%
Verizon Communications	3.6%
American Electric Power Inc.	3.3%
Chubb Corp.	3.0%
Citigroup Inc.	2.9%

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium-size and small-size U.S. companies across growth industries such as biotechnology, pharmaceuticals, and information services. During the year ended December 31, 2006, the Mid/Small Growth Portfolio experienced a challenging environment. Our investment strategy to identify industries and companies with above-average growth prospects and attractive stock prices was out of favor. That is because 2006 was a year where profit increases were abundant; lesser quality mid and small companies delivered above average growth. Higher quality companies, while delivering strong earnings growth, were not as positively rewarded. For example, stocks in the medium-size and small-size universe with long-term growth rates greater than 20% were among the worst performers during the year. Despite this difficult year, we are confident in our investment process being able to select higher growth industries and companies that will deliver strong returns over the longer term. Our strategy made successful investments in the Personal Products sector and the Software & Services sectors during 2006. We continue to like those groups. While we also made investments in strong growth companies in the Consumer Durables and Retailing industries, these companies did not live up to expectations. In 2007, we will continue to focus on companies with above-average growth in revenues, with growing earnings that possess a competitive advantage. This strategy will reward long-term investors.

Mid/Small Growth Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
NBTY Inc.	3.0%
Bradley Pharmaceuticals Inc.	2.6%
CH Robinson Worldwide Inc.	2.5%
SEI Investments Co.	2.5%
Petmed Express Inc.	2.5%
Manhattan Associates Inc.	2.5%
Greatbatch Inc.	2.4%
Macrovision Corp.	2.4%
Philadelphia Consolidated Holding Co.	2.3%
Nara Bancorp Inc.	2.3%

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium-size and small U.S. companies across value industries including banks and insurance, energy, utilities, and basic materials. During the year ended December 31 2006, Rochdale’s Mid/Small Value Portfolio rose 13.23%, as compared to the Lipper Mid-Cap Value Category Average, which returned 16.57%. Our investment strategy is to identify both industries and companies that are undervalued and are likely to realize their full value over the next year. While we achieved a respectable overall return, we did not allocate enough weight to some of the better performing industry groups to achieve our goal of outperforming the benchmark. Industries including Utilities, Financials, and Insurance all performed strongly. With inflation under control, and moderate economic growth ahead, our view is that medium companies should perform reasonably well in 2007. As many companies improved their balance sheets over the last several years, we expect that in 2007 new capital investment will be strong; therefore, we continue to favor industries with exposure to business spending including manufacturers and basic materials business groups which each achieved strong returns exceeding 20% in 2006. Our portfolio continues to be focused on high quality companies that trade at a discount relative to the market and can deliver solid earnings growth, over the full economic cycle.

Mid/Small Value Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
Sierra Pacific Resources	1.7%
RLI Corp.	1.3%
First American Corp.	1.1%
Macerich Co.	1.1%
Albemarle Corp.	0.9%
Developers Diversified Realty Co.	0.8%
Fidelity National Title Group, Inc.	0.8%
Oneok Inc.	0.8%
Avista Corp.	0.8%
W R Berkley Corp.	0.8%

ROCHDALE INVESTMENT TRUST

Rochdale Atlas Portfolio

The Atlas Portfolio is an exceptionally strong performing international fund, which provides exposure to foreign economies and companies in both developed and emerging markets. We start our investment process by identifying leading foreign countries, with favorable macroeconomic outlooks, that are likely to outperform relative to other foreign markets. The Rochdale Atlas Fund finished 2006 in the top 2% of its category, by returning 33.26% versus the Lipper International Multi-Cap Core Category Average, which returned 25.19%. Our country selection process continues to identify specific countries whose equity markets are expected to generate exceptional returns relative to other countries included in international benchmarks. Our process focuses on positive growth economies while seeking to avoid slower growing foreign economies. Our proprietary country and company selection process has proven successful identifying investment opportunities that others may have not appreciated, and profiting from them. European markets - particularly Germany and France contributed positively to Atlas’ annual return. Our best performing country was China, where our stocks returned 60%. Resource markets such as Norway and Brazil also achieved strong results during the year. We continue to be overweight Eurozone economies (Germany, France, Italy), Asia ex-Japan (South Korea, Taiwan), and Resource Markets (Brazil, Norway). We have also added South African shares during the fourth quarter. We favor all of the above-mentioned countries while watching for opportunities to add weight to the underperformer - Japan - which returned only 6.3%.

Atlas Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
Norsk Hydro ASA	1.9%
Total SA	1.9%
Taiwan Semiconductor Stk	1.9%
Telecom Corp of New Zealand Ltd.	1.7%
Allianz Se	1.7%
Orkla Asa Cl A	1.7%
HON HAI Precision Industry Co Ltd.	1.6%
Siemens A G Sponsored Adr	1.6%
Petroleo Brasileiro SA	1.5%
Deutsche Bank AG	1.4%

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in common stocks, real estate investment trusts (REITs), master limited partnerships, and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. In addition to providing a very reliable, low volatility, growing source of cash flow income, the portfolio is designed to take advantage of favorable dividend tax rates. During the year ended December 31, 2006, the Fund returned 22.10% exceeding the Lipper Equity Income Category Average, which rose 18.46%. The full year was favorable for most equity markets, and this was especially true for our Dividend & Income strategy. The moderate economic growth and stable interest rate environment was an ideal operating environment for the companies we invested in, matching our expectations from the end of last year. Most sectors of the Portfolio performed well, with especially strong performance from the REIT and telecom sector. In addition, various individual value company selections did very well in 2006, also driving performance. Going forward, the economy remains very favorable for the companies we invest in and we are comfortable with the dividend streams that these companies provide.

Dividend & Income Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
B&G Foods Inc.	2.2%
Centerplate Inc.	2.2%
Exxon Mobil Corp.	1.8%
Nationwide Health Properties Inc.	1.8%
Consolidated Communications Holdings Inc.	1.8%
HRPT Properties Trust	1.7%
First Industrial Realty Trust	1.7%
Vector Group Ltd.	1.5%
Bank of America Corp.	1.4%
Tanger Factory Outlet	1.4%

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds. The Portfolio provided acceptable returns of 3.96%, versus its peers in the Lipper Intermediate Investment Grade Category, which averaged 4.06%. In the first half of the year, our focus on higher rated bonds and shorter maturities benefited the performance of the portfolio. The treasury curve inverted in the second half of the year and our short maturity strategy had a short term negative impact on performance. The yield curve remains inverted and market conditions still favor shorter maturity bonds. We do not expect this environment to persist indefinitely and have begun to select intermediate-term bonds as we extend our maturity target closer to five years. We continue to use shorter maturity floating rate securities to take advantage of higher short-term rates while also providing the flexibility to reposition the portfolio as more attractive investment alternatives arise. Rochdale expects interest rates to remain in the current range for 2007 and we do not expect the Fed to reduce short term rates until inflation has been unequivocally contained.

Intermediate Fixed Income Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
Citizens Property Insurance Corp.	4.0%
Federal National Mortgage Association	3.4%
Transamerica Corp.	2.9%
Federal Home Loan Mortgage Corporation	2.2%
Florida State Municipal Power Agency	2.2%
Federal Home Loan Bank	2.2%
Federal Farm Credit Bank	1.6%
FHR (Freddie Mac)	1.6%
AOL Time Warner Inc.	1.2%
JP Morgan Chase Bank	1.1%

Rochdale Darwin Portfolio

The Darwin Portfolio seeks to earn long-term capital appreciation through long and short investment in small and mid-cap health care companies in a broad array of health care industries including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. During the year ended December 31, 2006, the Darwin Portfolio total return was 2.60%, while the Lipper Health/Biotech Category Average returned 3.97%. 2006 was a solid year, even though we saw rotation out of both small- and mid-caps names in general, including the health care sector. We note that going into 2007, the portfolio is overweight health care facilities and managed care; and underweight life science tools and pharmaceuticals. Our strategy continues to be one of concentrating on individual stock selection through fundamental research analysis. We continue to focus on companies with lesser FDA risk, with strong long-term outlooks, and at attractive valuations. We believe that over the next several years, the health care sector will offer superior investment returns due to growing demand for health care services and products rooted in solid demographic trends and technological advancement. We continue to evaluate mid- and small-cap long and short health care opportunities that in combination we believe will provide above-average returns.

Darwin Portfolio:
Top Ten Holdings as of December 31, 2006
Company	Percent of Net Assets
Psychiatric Solutions Inc.	3.7%
United Surgical Partners Int’l, Inc.	3.6%
Pediatrix Med Group, Inc.	3.5%
Davita Inc.	3.2%
Life Time Fitness Inc.	3.2%
Respironics Inc.	3.2%
Edwards Lifesciences Corp.	3.1%
Dentsply International Inc.	3.1%
Healthways Inc.	3.1%
Hologic Inc.	3.1%

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes
Garrett R. D’Alessandro, CFA
David J. Abella, CFA
Audrey H. Kaplan
J.C. Davies, CFA
Portfolio Managers

ROCHDALE INVESTMENT TRUST
	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Large Growth Portfolio
Return at NAV(1)	9.59%	5.97%	1.84%	(3.40%)
Return at POP(2)	3.31%	3.91%	0.64%	(4.22%)

S&P 500/Citigroup Growth Index	11.01%	7.01%	3.30%	(3.11%)
Lipper Large-Cap Growth Category Average	5.60%	6.28%	2.15%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2006, the category consists of 723, 616 and 505 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Large Value Portfolio
Return at NAV(1)	18.92%	13.68%	7.53%	3.87%
Return at POP(2)	12.08%	11.45%	6.26%	2.99%

S&P 500/Citigroup Value Index	20.80%	13.94%	9.06%	5.47%
Lipper Large-Cap Value Category Average	17.96%	11.91%	7.84%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of December 31, 2006, the category consists of 496, 425 and 307 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Mid/Small Growth Portfolio
Return at NAV(1)	2.80%	9.31%	6.80%	6.26%
Return at POP(2)	(3.11%)	7.17%	5.55%	5.36%

S&P 1000/Citigroup Growth Index	7.33%	12.45%	9.75%	8.78%
Lipper Mid-Cap Growth Category Average	8.54%	10.46%	5.88%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2006, the category consists of 621, 489 and 385 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Mid/Small Value Portfolio
Return at NAV(1)	13.23%	15.25%	12.49%	12.48%
Return at POP(2)	6.71%	13.00%	11.17%	11.53%

S&P 1000/Citigroup Value Index	16.25%	14.84%	12.92%	12.48%
Lipper Mid-Cap Value Category Average	16.57%	13.94%	13.66%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Value index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Mid-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of December 31, 2006, the category consists of 256, 212 and 153 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Atlas Portfolio
Return at NAV(1)	33.26%	25.65%	19.73%	11.79%
Return at POP(2)	25.59%	23.20%	18.32%	10.99%

Dow Jones World Index (ex U.S.)	25.74%	21.51%	16.97%	11.58%
MSCI All Country World ex USA Index	27.16%	21.81%	16.87%	10.91%
Lipper International Multi-Cap Core Category Average	25.19%	19.28%	14.51%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Dow Jones World Index ex U.S. consists of approximately 4,727 securities listed on exchanges in 43 countries, excluding the United States.
The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,126 securities listed on exchanges in 47 countries, excluding the United States.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S. As of December 31, 2006, the category consists of 333, 246 and 201 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Dividend & Income Portfolio
Return at NAV(1)	22.10%	12.85%	5.31%	4.16%
Return at POP(2)	15.09%	10.65%	4.07%	3.35%

Russell 3000 Value Index	22.34%	15.20%	11.20%	7.39%
Lipper Equity Income Category Average	18.46%	12.30%	8.61%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of December 31, 2006, the category consists of 237, 188 and 127 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2006
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	3.96%	3.18%	4.64%	5.74%
Return at POP(2)	(2.00%)	1.16%	3.41%	4.85%

Lehman Government/Credit Intermediate Index	4.08%	2.90%	4.53%	5.90%
Lipper Intermediate Investment Grade Category Average	4.06%	3.27%	4.53%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years, representing securities in the intermediate maturity range of the Lehman Government/Credit Index.
The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2006, the category consists of 486, 419 and 357 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Total Return
	Period Ended December 31, 2006
	One	Since
	Year	Inception
Rochdale Darwin Portfolio
Return at NAV(1)	2.60%	2.03%
Return at POP(2)	(3.31%)	(0.95%)

S&P 1500 Index	15.34%	10.30%
Lipper Health/Biotech Category Average	3.97%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard and Poor’s (S&P) 1500 Index combines the S&P 500 LargeCap, S&P MidCap 400 and the S&P SmallCap 600 indices and represents approximately 90% of the market cap of investable U.S. equities.
The comparative market index is not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector. As of December 31, 2006, the category consists of 179 funds for the one-year period.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Rochdale Darwin Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 2004.
N/A - not available.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/06 to 12/31/06.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,108.40	$1,018.80
Expenses Paid during Period*	$6.75	$6.46

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,122.00	$1,018.90
Expenses Paid during Period*	$6.69	$6.36

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Growth Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,006.80	$1,018.65
Expenses Paid during Period*	$6.58	$6.61

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Value Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,076.70	$1,018.75
Expenses Paid during Period*	$6.70	$6.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Atlas Portfolio

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,183.60	$1,016.18
Expenses Paid during Period*	$9.85	$9.10

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST
EXPENSE EXAMPLE (Unaudited), Continued

Dividend & Income Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,140.40	$1,018.40
Expenses Paid during Period*	$7.28	$6.87

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,033.60	$1,020.67
Expenses Paid during Period*	$4.61	$4.58

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Darwin Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,006.90	$1,017.54
Expenses Paid during Period*	$7.69	$7.73

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 100.0%
CONSUMER DISCRETIONARY: 30.8%
6,400	Bed Bath & Beyond, Inc. (a)(b)	$243,840
13,019	Best Buy Co., Inc. (b)	640,405
13,827	Black & Decker Corp. (b)	1,105,745
5,390	Centex Corp. (b)	303,295
17,186	Coach, Inc. (a)(b)	738,311
5,800	Darden Restaurants, Inc. (b)	232,986
12,750	DR Horton, Inc. (b)	337,748
1,047	Fortune Brands, Inc. (b)	89,403
3,230	Harman International Industries, Inc. (b)	322,709
6,550	Home Depot, Inc.	263,048
13,460	Kohl's Corp. (a)(b)	921,068
6,030	Lennar Corp. - Class A (b)	316,334
16,836	Lowe's Cos., Inc. (b)	524,441
14,000	McDonald's Corp.	620,620
6,146	McGraw-Hill Cos., Inc.	418,051
10,934	NIKE, Inc.	1,082,794
9,440	Office Depot, Inc. (a)(b)	360,325
12,501	Omnicom Group, Inc. (b)	1,306,855
1,930	Sears Holdings Corp. (a)(b)	324,105
18,500	Staples, Inc. (b)	493,950
10,400	Target Corp. (b)	593,320
46,080	Time Warner, Inc. (b)	1,003,622

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
CONSUMER DISCRETIONARY, Continued
31,120	TJX Cos, Inc./The	$887,542
2,000	Univision Communications, Inc. - Class A (a)(b)	70,840
6,950	Yum! Brands, Inc.	408,660
		13,610,017
CONSUMER STAPLES: 1.0%
6,950	Procter & Gamble Co./The	446,676
ENERGY: 15.0%
5,600	Anadarko Petroleum Corp. (b)	243,712
2,141	Baker Hughes, Inc. (b)	159,847
2,600	BJ Services Co. (b)	76,232
14,500	Chesapeake Energy Corp. (b)	421,225
14,430	Chevron Corp. (b)	1,061,038
4,700	Devon Energy Corp. (b)	315,276
25,600	Exxon Mobil Corp. (b)	1,961,728
18,190	Hess Corp.	901,678
3,000	Nabors Industries Ltd. (a)(b)	89,340
1,300	National-Oilwell, Inc. (a)(b)	79,534
14,340	Valero Energy Corp.	733,635
12,500	XTO Energy, Inc.	588,125
		6,631,370
FINANCIALS: 2.9%
2,914	Ameriprise Financial, Inc.	158,813
8,100	Capital One Financial Corp.	622,242
11,300	Charles Schwab Corp./The	218,542
3,600	Lehman Brothers Holdings, Inc. (b)	281,232
		1,280,829
HEALTH CARE: 23.0%
1,972	Abbott Laboratories	96,056
6,200	AmerisourceBergen Corp. (b)	278,752
3,200	Amgen, Inc. (a)(b)	218,592
33,900	Applera Corp. - Applied Biosystems Group (b)	1,243,791
1,586	Cardinal Health, Inc.	102,186
6,420	Caremark Rx, Inc.	366,646
5,210	Coventry Health Care, Inc. (a)(b)	260,761
3,200	Eli Lilly and Co.	166,720
4,410	Express Scripts, Inc. (a)(b)	315,756
1,500	Forest Laboratories, Inc. (a)(b)	75,900
2,318	Genzyme Corp. (a)(b)	142,742
4,200	Gilead Sciences, Inc. (a)(b)	272,706
6,550	Humana, Inc. (a)	362,281
4,500	Laboratory Corp. of America Holdings (a)(b)	330,615
3,300	Merck & Co., Inc. (b)	143,880
78,000	Pfizer, Inc.	2,020,200
6,258	Quest Diagnostics, Inc.	331,674
50,900	Schering-Plough Corp.	1,203,276
30,000	Thermo Electron Corp. (a)(b)	1,358,700
6,170	UnitedHealth Group, Inc.	331,514

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
HEALTH CARE, Continued
2,227	Waters Corp. (a)	$109,056
8,200	Wyeth	417,544
		10,149,348
INDUSTRIALS: 6.2%
9,122	Danaher Corp. (b)	660,798
3,400	General Dynamics Corp.	252,790
46,770	General Electric Co.	1,740,312
988	PACCAR, Inc. (b)	64,121
		2,718,021
INFORMATION TECHNOLOGY: 21.1%
7,496	Adobe Systems, Inc. (a)(b)	308,236
20,030	Affiliated Computer Services, Inc. - Class A (a)(b)	978,265
1,188	Autodesk, Inc. (a)	48,067
25,556	Automatic Data Processing, Inc.	1,258,633
58,157	Cisco Systems, Inc. (a)(b)	1,589,431
7,800	eBay, Inc. (a)	234,546
24,100	EMC Corp. (a)(b)	318,120
12,470	Fiserv, Inc. (a)(b)	653,677
1,400	Google Inc. - Class A (a)	644,672
1,101	International Business Machines Corp. (IBM)	106,962
10,700	Jabil Circuit, Inc.	262,685
18,200	Microsoft Corp.	543,452
66,332	Oracle Corp. (a)(b)	1,136,930
57,918	Symantec Corp. (a)(b)	1,207,590
		9,291,266

Total Common Stocks
(Cost $39,571,201)		44,127,527

SHORT TERM INVESTMENTS: 0.5%
Money Market Investments: 0.5%
219,972	First American Prime Obligations Fund	219,972

Total Short Term Investments
(Cost $219,972)		219,972

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 49.4%
COMMERCIAL PAPER: 13.9%
$827,574	Concord Minutemen Capital Co., 5.340%, 01/16/07	827,574
992,066	Fenway Funding, 5.358%, 01/05/07	992,066
827,574	Jupiter Select, 5.386%, 01/05/07	827,574
496,544	Lakeside Funding LLC, 5.350%, 01/08/07	496,544
657,272	Mint II LLC, 5.361%, 02/16/07	657,272
825,966	Mortgage Interest Networking Trust, 5.391%, 01/11/07	825,966

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Value
COMMERCIAL PAPER, Continued
$661,086	RAMS Funding LLC, 5.360%, 01/08/07	$661,086
822,815	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	822,815
		6,110,897
REPURCHASE AGREEMENTS: 35.3%
8,275,739	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by a U.S. Government Agency Collateralized Mortgage Obligation, valued at $8,441,254. Repurchase proceeds are $8,280,670.)	8,275,739
1,655,148	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collateralized by Credit Suisse Mortgage Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $1,737,905. Repurchase proceeds are $1,656,126.)	1,655,148
2,979,266	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $3,060,673. Repurchase proceeds are $2,981,064.)	2,979,266
662,059	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $677,549. Repurchase proceeds are $662,453.)	662,059
1,986,177	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $2,035,302. Repurchase proceeds are $1,987,360.)	1,986,177
		15,558,389

Shares		Value
MONEY MARKET INVESTMENTS: 0.2%
28,637	AIM Short-Term Liquid Assets Portfolio - Institutional Class	28,637
74,220	Federated Prime Obligations Fund	74,220
		102,857
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $21,772,143)		21,772,143

TOTAL INVESTMENTS
(Cost $61,563,316), 149.9%		66,119,642
LIABILITIES IN EXCESS OF OTHER ASSETS, (49.9)%		(21,999,935)
TOTAL NET ASSETS, 100.0%		$44,119,707

Percentages are stated as a percent of net assets.
(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 99.9%
CONSUMER DISCRETIONARY: 8.8%
2,723	AutoNation, Inc. (a)(b)	$58,054
2,571	Brunswick Corp. (b)	82,015
9,460	Comcast Corp. - Class A (a)(b)	400,442
37,900	Federated Department Stores, Inc. (b)	1,445,127
6,100	Hasbro, Inc.	166,225
2,666	Idearc Inc. (a)	76,381
5,100	Jones Apparel Group, Inc.	170,493
2,000	KB Home (b)	102,560
2,629	Leggett & Platt, Inc. (b)	62,833
5,118	Limited Brands, Inc.	148,115
4,522	Nordstrom, Inc. (b)	223,116
14,340	Pulte Homes, Inc. (b)	474,941
55,262	Time Warner, Inc.	1,203,606
1,300	VF Corp.	106,704
3,068	Walt Disney Co./The (b)	105,140
		4,825,752
CONSUMER STAPLES: 2.6%
1,900	Altria Group, Inc. (b)	163,058
1,000	Costco Wholesale Corp. (b)	52,870
39,570	CVS Corp. (b)	1,223,109
		1,439,037

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
ENERGY: 6.3%
16,372	Chevron Corp. (b)	$1,203,833
18,128	ConocoPhillips	1,304,310
2,162	Devon Energy Corp. (b)	145,027
2,092	Marathon Oil Corp.	193,510
8,502	Occidental Petroleum Corp.	415,153
4,156	Valero Energy Corp.	212,621
		3,474,454
FINANCIALS: 34.8%
4,814	ACE Ltd.	291,584
7,387	Aflac, Inc. (b)	339,802
10,625	Allstate Corp./The (b)	691,794
28,794	Bank of America Corp. (b)	1,537,312
1,500	BB&T Corp. (b)	65,895
30,200	CB Richard Ellis Group, Inc. - Class A (a)(b)	1,002,640
31,171	Chubb Corp./The	1,649,258
28,339	Citigroup, Inc.	1,578,482
300	Equity Residential (b)	15,225
8,200	Genworth Financial, Inc. - Class A	280,522
3,894	Hartford Financial Services Group, Inc. (b)	363,349
5,034	JP Morgan Chase & Co. (b)	243,142
3,208	MBIA, Inc. (b)	234,376
37,539	Metlife, Inc. (b)	2,215,176
2,800	Plum Creek Timber Co., Inc.	111,580
16,232	Progressive Corp./The	393,139
21,500	ProLogis	1,306,555
6,552	Prudential Financial, Inc.	562,555
20,000	Realogy Corp. (a)	606,400
5,100	SAFECO Corp.	319,005
2,600	Simon Property Group, Inc. (b)	263,354
2,940	Sovereign Bancorp, Inc. (b)	74,647
10,250	St. Paul Travelers Cos., Inc./The	550,322
2,500	SunTrust Banks, Inc. (b)	211,125
11,628	UnumProvident Corp. (b)	241,630
21,085	U.S. Bancorp (b)	763,066
35,845	Wachovia Corp.	2,041,373
32,568	Wells Fargo & Co.	1,158,118
		19,111,426
INDUSTRIALS: 16.7%
2,500	3M Co.	194,825
11,400	CSX Corp.	392,502
2,700	Cummins, Inc. (b)	319,086
4,391	Deere & Co.	417,452
8,124	General Dynamics Corp.	604,020
55,130	General Electric Co. (b)	2,051,387
3,400	Honeywell International, Inc. (b)	153,816
15,546	Ingersoll-Rand Co., Ltd. - Class A	608,315
7,584	Norfolk Southern Corp. (b)	381,399

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
INDUSTRIALS, Continued
10,686	Northrop Grumman Corp.	$723,442
9,575	PACCAR, Inc. (b)	621,418
8,800	Raytheon Co.	464,640
66,668	Tyco International Ltd.	2,026,707
3,400	United Technologies Corp.	212,568
		9,171,577
INFORMATION TECHNOLOGY: 1.9%
24,200	CA Inc. (b)	548,130
17,600	Electronic Data Systems Corp. (b)	484,880
		1,033,010
MATERIALS: 8.2%
5,600	Ashland Inc.	387,408
50,950	Dow Chemical Co./The	2,034,943
5,665	Eastman Chemical Co. (b)	335,991
1,600	Louisiana-Pacific Corp.	34,448
4,218	Nucor Corp. (b)	230,556
10,060	Phelps Dodge Corp.	1,204,383
4,000	United States Steel Corp.	292,560
		4,520,289
TELECOMMUNICATION SERVICES: 8.8%
61,069	AT&T, Inc. (b)	2,183,217
7,557	BellSouth Corp.	356,010
18,391	Sprint Nextel Corp. (b)	347,406
53,326	Verizon Communications, Inc. (b)	1,985,860
		4,872,493
UTILITIES: 11.8%
42,600	American Electric Power Co., Inc. (b)	1,813,908
5,000	Consolidated Edison, Inc. (b)	240,350
20,359	Exelon Corp. (b)	1,260,019
26,400	NiSource, Inc. (b)	636,240
2,400	PG&E Corp. (b)	113,592
7,900	PPL Corp.	283,136
18,800	Sempra Energy	1,053,552
20,200	Southern Co./The (b)	744,572
14,000	Xcel Energy, Inc. (b)	322,840
		6,468,209
Total Common Stocks
(Cost $48,015,539)		54,916,247

WARRANTS & RIGHTS: 0.0%
111	Seagate Technology, Inc. Tax Refund Rights (a)	0

TOTAL WARRANTS & RIGHTS
(Cost $0)		0

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
SHORT TERM INVESTMENTS: 0.6%
Money Market Investments: 0.6%
344,177	First American Prime Obligations Fund	$344,177

Total Short Term Investments
(Cost $344,177)		344,177

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 48.5%

COMMERCIAL PAPER: 13.6%
$1,012,970	Concord Minutemen Capital Co., 5.340%, 01/16/07	1,012,970
1,214,313	Fenway Funding, 5.358%, 01/05/07	1,214,313
1,012,970	Jupiter Select, 5.386%, 01/05/07	1,012,970
607,783	Lakeside Funding LLC, 5.350%, 01/08/07	607,783
804,518	Mint II LLC, 5.361%, 02/16/07	804,518
1,011,001	Mortgage Interest Networking Trust, 5.391%, 01/11/07	1,011,001
809,185	RAMS Funding LLC, 5.360%, 01/08/07	809,185
1,007,146	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	1,007,146
		7,479,886
REPURCHASE AGREEMENTS: 34.7%
10,129,708	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by a U.S. Government Agency Collateralized Mortgage Obligation, valued at $10,332,302. Repurchase proceeds are $10,135,743.)	10,129,708
2,025,942	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collateralized by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $2,127,238. Repurchase proceeds are $2,027,139.)	2,025,942
3,646,695	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $3,746,336. Repurchase proceeds are $3,648,895.)	3,646,695
810,376	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $829,336. Repurchase proceeds are $810,860.)	810,376
2,431,130	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $2,491,259. Repurchase proceeds are $2,432,578.)	2,431,130
		19,043,851

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
MONEY MARKET INVESTMENTS: 0.2%
35,052	AIM Short-Term Liquid Assets Portfolio - Institutional Class	$35,052
90,847	Federated Prime Obligations Fund	90,847
		125,899
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $26,649,636)		26,649,636

TOTAL INVESTMENTS
(Cost $75,009,352), 149.0%		81,910,060
LIABILITIES IN EXCESS OF OTHER ASSETS, (49.0)%		(26,946,966)
TOTAL NET ASSETS, 100.0%		$54,963,094

Percentages are stated as a percent of net assets.
(a)	Non Income Producing
(b)	This security or a portion of this security is out on loan at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 100.0%
CONSUMER DISRETIONARY: 13.9%
22,150	American Eagle Outfitters (b)	$691,302
32,100	Christopher & Banks Corp. (b)	598,986
3,779	Dollar Tree Stores, Inc. (a)(b)	113,748
30,848	K-Swiss, Inc. - Class A	948,268
7,000	Men's Wearhouse, Inc./The (b)	267,820
10,800	Papa John's International, Inc. (a)(b)	313,308
86,400	PetMed Express, Inc. (a)(b)	1,153,440
14,843	Pool Corp. (b)	581,400
11,700	Pre-Paid Legal Services, Inc. (b)	457,821
8,086	Ross Stores, Inc.	236,920
42,955	Sonic Corp. (a)	1,028,772
3,420	Vertrue, Inc. (a)	131,362
		6,523,147
CONSUMER STAPLES: 5.1%
2,500	Church & Dwight Co., Inc. (b)	106,625
4,090	Energizer Holdings, Inc. (a)(b)	290,349
16,161	Hormel Foods Corp.	603,452
33,604	NBTY, Inc. (a)	1,396,918
		2,397,344
ENERGY: 13.5%
7,400	Cabot Oil & Gas Corp. (b)	448,810
4,900	Cameron International Corp. (a)(b)	259,945

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
ENERGY, Continued
34,600	Denbury Resources, Inc. (a)(b)	$961,534
16,200	Frontier Oil Corp. (b)	465,588
10,576	Grant Prideco, Inc. (a)(b)	420,607
10,308	Noble Energy, Inc. (b)	505,814
9,944	Patterson-UTI Energy, Inc. (b)	230,999
11,300	Penn Virginia Corp. (b)	791,452
6,500	Plains Exploration & Production Co. (a)(b)	308,945
9,900	Swift Energy Co. (a)(b)	443,619
2,242	Unit Corp. (a)	108,625
18,700	W-H Energy Services, Inc. (a)	910,503
10,001	XTO Energy, Inc.	470,547
		6,326,988
FINANCIALS: 19.6%
30,780	Brown & Brown, Inc.	868,304
23,600	East West Bancorp, Inc. (b)	835,912
2,000	Financial Federal Corp.	58,820
4,903	Hilb Rogal & Hobbs Co. (b)	206,514
17,100	Investment Technology Group, Inc. (a)	733,248
51,800	Nara Bancorp, Inc. (b)	1,083,656
24,593	Philadelphia Consolidated Holding Co. (a)(b)	1,095,864
8,300	Radian Group, Inc. (b)	447,453
19,560	SEI Investments Co. (b)	1,164,994
15,300	W.R. Berkley Corp.	528,003
20,000	Waddell & Reed Financial, Inc.	547,200
49,700	Wilshire Bancorp, Inc. (b)	942,809
13,730	World Acceptance Corp. (a)	644,623
		9,157,400
HEALTH CARE: 16.9%
59,700	Bradley Pharmaceuticals, Inc. (a)(b)	1,228,626
5,900	Cerner Corp. (a)(b)	268,450
25,000	Community Health Systems Inc. (a)(b)	913,000
37,774	Cytyc Corp. (a)(b)	1,069,004
29,392	Dentsply International, Inc. (b)	877,351
42,200	Greatbatch, Inc. (a)(b)	1,136,024
1,200	IDEXX Laboratories, Inc. (a)	95,160
2,800	Immucor, Inc. (a)	81,844
21,412	Pharmaceutical Product Development, Inc. (b)	689,895
9,400	Sciele Pharma, Inc. (a)(b)	225,600
23,420	Sierra Health Services, Inc. (a)	844,057
5,399	Varian Medical Systems, Inc. (a)	256,830
6,499	VCA Antech, Inc. (a)	209,203
		7,895,044
INDUSTRIALS: 15.3%
1,700	Alliant Techsystems, Inc. (a)(b)	132,923
3,505	AMETEK, Inc. (b)	111,599
28,724	C H Robinson Worldwide, Inc. (b)	1,174,524
8,200	Ceradyne, Inc. (a)(b)	463,300

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
INDUSTRIALS, Continued
25,742	Donaldson Co., Inc. (b)	$893,505
24,260	EnPro Industries, Inc. (a)	805,675
6,500	Gardner Denver, Inc. (a)	242,515
7,731	Graco, Inc. (b)	306,302
59,424	Heartland Express, Inc. (b)	892,549
10,305	Knight Transportation, Inc. (b)	175,700
4,307	Korn/Ferry International (a)	98,889
11,600	Republic Services, Inc.	471,772
6,722	Roper Industries, Inc. (b)	337,713
13,769	Stericycle, Inc. (a)(b)	1,039,560
		7,146,526
INFORMATION TECHNOLOGY: 15.4%
6,700	CDW Corp.	471,144
36,050	CSG Systems International, Inc. (a)(b)	963,617
4,331	Fidelity National Information Services, Inc.	173,630
17,858	Global Imaging Systems, Inc. (a)	391,983
6,210	Global Payments, Inc.	287,523
34,083	Jack Henry & Associates, Inc.	729,376
38,992	Macrovision Corp. (a)(b)	1,101,914
38,150	Manhattan Associates, Inc. (a)	1,147,552
5,000	MoneyGram International, Inc. (b)	156,800
2,500	ScanSource, Inc. (a)(b)	76,000
21,401	Talx Corp.	587,457
5,200	Trimble Navigation Ltd. (a)	263,796
7,500	Websense, Inc. (a)	171,225
34,900	Western Digital Corp. (a)	714,054
		7,236,071
MATERIALS: 0.3%
4,534	MacDermid, Inc.	154,609

Total Common Stocks
(Cost $41,404,534)		46,837,129

SHORT TERM INVESTMENTS: 0.5%
Money Market Investments: 0.5%
221,302	First American Prime Obligations Fund	221,302

Total Short Term Investments
(Cost $221,302)		221,302

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 50.5%
COMMERCIAL PAPER: 14.2%
$900,066	Concord Minutemen Capital Co., 5.340%, 01/16/07	900,066
1,078,966	Fenway Funding, 5.358%, 01/05/07	1,078,966

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Value
COMMERCIAL PAPER, Continued
$900,066	Jupiter Select, 5.386%, 01/05/07	$900,066
540,039	Lakeside Funding LLC, 5.350%, 01/08/07	540,039
714,847	Mint II LLC, 5.361%, 02/16/07	714,847
898,317	Mortgage Interest Networking Trust, 5.391%, 01/11/07	898,317
718,994	RAMS Funding LLC, 5.360%, 01/08/07	718,994
894,890	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	894,890
		6,646,185
REPURCHASE AGREEMENTS: 36.1%
9,000,656	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by a U.S. Government Agency Collateralized Mortgage Obligation, valued at $9,180,669. Repurchase proceeds are $9,006,019.)	9,000,656
1,800,131	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collateralized by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $1,890,138. Repurchase proceeds are $1,801,195.)	1,800,131
3,240,236	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $3,328,774. Repurchase proceeds are $3,242,191.)	3,240,236
720,053	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $736,899. Repurchase proceeds are $720,481.)	720,053
2,160,158	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $2,213,585. Repurchase proceeds are $2,161,444.)	2,160,158
		16,921,234

Shares		Value
MONEY MARKET INVESTMENTS: 0.2%
31,145	AIM Short-Term Liquid Assets Portfolio - Institutional Class	31,145
80,721	Federated Prime Obligations Fund	80,721
		111,866
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $23,679,285)		23,679,285

TOTAL INVESTMENTS
(Cost $65,305,121), 151.0%		70,737,716
LIABILITIES IN EXCESS OF OTHER ASSETS, (51.0)%		(23,900,439)
TOTAL NET ASSETS, 100.0%		$46,837,277

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security of a portion of this security is out on loan at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 99.7%
CONSUMER DISCRETIONARY: 7.5%
2,370	American Greetings Corp. (b)	$56,572
7,542	Ashworth, Inc. (a)	54,755
4,106	Barnes & Noble, Inc.	163,049
3,603	Bassett Furniture Industries, Inc.	58,873
3,500	Bob Evans Farms, Inc.	119,770
3,000	Brown Shoe Co, Inc.	143,220
5,720	Building Materials Holding Corp. (b)	141,227
2,900	Cato Corp./The - Class A (b)	66,439
4,700	Coinstar, Inc. (a)	143,679
7,100	Foot Locker, Inc. (b)	155,703
4,500	Furniture Brands International, Inc. (b)	73,035
1,900	GameStop Corp. - Class A (a)(b)	104,709
6,500	JAKKS Pacific, Inc. (a)	141,960
5,900	Jo-Ann Stores, Inc. (a)	145,140
6,000	K2 Inc. (a)	79,140
6,800	Kellwood Co.	221,136
2,794	Landry's Restaurants, Inc. (b)	84,072
2,068	Laureate Education, Inc. (a)(b)	100,567
8,800	Libbey Inc. (b)	108,592
3,637	Men's Wearhouse, Inc./The (b)	139,152
3,361	Mohawk Industries, Inc. (a)(b)	251,604
5,700	O'Charley's Inc. (a)	121,296
1,000	Oxford Industries, Inc.	49,650

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
CONSUMER DISCRETIONARY, Continued
6,400	Payless Shoesource, Inc. (a)	$210,048
16,200	PEP Boys - Manny, Moe & Jack/The	240,732
7,008	Pinnacle Entertainment, Inc. (a)	232,245
944	Ryland Group, Inc.	51,561
11,200	Saks, Inc. (b)	199,584
2,300	Scholastic Corp. (a)	82,432
3,200	Sonic Automotive, Inc.	92,928
2,232	Standard-Pacific Corp. (b)	59,795
4,000	Toll Brothers, Inc. (a)(b)	128,920
		4,021,585
CONSUMER STAPLES: 1.8%
11,400	American Italian Pasta Co. (a)(b)	101,460
3,046	Corn Products International, Inc.	105,209
3,354	Dean Foods Co. (a)	141,807
2,166	J & J Snack Foods Corp.	89,672
2,757	J.M. Smucker Co./The	133,632
7,859	PepsiAmericas, Inc.	164,882
6,605	Smithfield Foods, Inc. (a)(b)	169,484
1,455	Universal Corp. (b)	71,310
		977,456
ENERGY: 3.5%
2,400	Arch Coal, Inc. (b)	72,072
2,470	Bristow Group, Inc. (a)(b)	89,142
2,467	Forest Oil Corp. (a)	80,622
2,552	Helmerich & Payne, Inc.	62,448
1,600	Lufkin Industries, Inc. (b)	92,928
3,892	Newfield Exploration Co. (a)	178,837
4,250	Oceaneering International, Inc. (a)	168,725
2,897	Overseas Shipholding Group, Inc.	163,101
2,200	Peabody Energy Corp. (b)	88,902
3,629	Pioneer Natural Resources Co. (b)	144,035
1,718	Swift Energy Co. (a)	76,984
3,264	Veritas DGC, Inc. (a)	279,496
5,000	Weatherford International Ltd. (a)	208,950
3,000	W-H Energy Services, Inc. (a)	146,070
		1,852,312
FINANCIALS: 28.9%
6,685	AMB Property Corp.	391,808
6,366	American Financial Group Inc.	228,603
7,296	AmeriCredit Corp. (a)(b)	183,640
3,705	Anchor BanCorp Wisconsin, Inc. (b)	106,778
4,600	Associated Banc-Corp (b)	160,448
11,973	Astoria Financial Corp. (b)	361,106
2,600	Bank of New York Co., Inc./The (b)	102,362
7,500	BankAtlantic Bancorp, Inc.	103,575
2,069	Cash America International, Inc. (b)	97,036
4,400	Central Pacific Financial Corp. (b)	170,544

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
FINANCIALS, Continued
1,700	Cincinnati Financial Corp.	$77,027
1,303	City National Corp. (b)	92,774
7,309	Colonial BancGroup, Inc./The	188,134
5,410	Colonial Properties Trust	253,621
2,691	Delphi Financial Group, Inc. (b)	108,878
7,000	Developers Diversified Realty Corp.	440,650
1,050	Downey Financial Corp. (b)	76,209
1,600	Entertainment Properties Trust (b)	93,504
3,000	Equity Office Properties Trust (b)	144,510
2,332	Everest Re Group, Ltd.	228,792
1,600	Federal Realty Investments Trust (b)	136,000
18,116	Fidelity National Title Group, Inc.	432,610
14,991	First American Financial Corp. (b)	609,834
8,000	First BanCorp.	76,240
3,400	Hanover Insurance Group Inc.	165,920
7,107	HCC Insurance Holdings, Inc.	228,064
6,000	Health Care REIT, Inc.	258,120
5,300	Highwoods Properties, Inc. (b)	216,028
4,743	Horace Mann Educators Corp. (b)	95,809
6,200	Hospitality Properties Trust	294,686
5,267	IndyMac Bancorp, Inc. (b)	237,858
5,100	Investment Technology Group, Inc. (a)	218,688
2,500	Irwin Financial Corp.	56,575
3,866	Jefferies Group, Inc.	103,686
10,800	Lexington Realty Trust	242,136
7,795	Liberty Property Trust (b)	383,046
6,800	Macerich Co./The	588,676
6,400	Mack-Cali Realty Corp. (b)	326,400
1,418	MAF Bancorp, Inc. (b)	63,370
8,179	Mercantile Bankshares Corp.	382,695
2,300	Mercury General Corp.	121,279
9,600	New Plan Excel Realty Trust	263,808
1,700	Northern Trust Corp.	103,173
5,088	Ohio Casualty Corp.	151,673
8,003	Old Republic International Corp.	186,310
5,500	Parkway Properties, Inc. (b)	280,555
9,900	Plum Creek Timber Co., Inc.	394,515
4,400	PMI Group Inc./The (b)	207,548
6,000	Potlatch Corp. (b)	262,920
5,602	Protective Life Corp.	266,095
4,339	Radian Group, Inc. (b)	233,915
6,291	Raymond James Financial, Inc.	190,680
8,400	Rayonier Inc.	344,820
4,500	Regency Centers Corp.	351,765
12,568	RLI Corp.	709,087
1,750	Selective Insurance Group	100,257
7,300	Senior Housing Properties Trust	178,704
4,160	Stancorp Financial Group, Inc.	187,408

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
FINANCIALS, Continued
3,217	Sterling Financial Corp.	$108,767
700	SunTrust Banks, Inc. (b)	59,115
3,408	SWS Group, Inc.	121,666
11,900	United Dominion Realty Trust, Inc.	378,301
2,800	Unitrin, Inc.	140,308
9,800	UnumProvident Corp.	203,644
11,751	W.R. Berkley Corp.	405,527
4,198	Washington Federal, Inc. (b)	98,779
6,674	Webster Financial Corp.	325,157
5,100	Weingarten Realty Investors	235,161
3,049	Zenith National Insurance Corp.	143,029
		15,480,406
HEALTH CARE: 2.8%
4,400	Alpharma Inc. - Class A	106,040
2,100	Cambrex Corp. (b)	47,712
1,853	Community Health Systems Inc. (a)(b)	67,671
3,723	Cross Country Healthcare, Inc. (a)(b)	81,236
4,000	Health Net Inc. (a)	194,640
6,800	MGI Pharma, Inc. (a)	125,188
24,700	Millennium Pharmaceuticals, Inc. (a)	269,230
3,000	Omnicare, Inc. (b)	115,890
4,408	Parexel International Corp. (a)	127,700
2,300	PerkinElmer, Inc.	51,129
3,800	Perrigo Co.	65,740
2,272	Sunrise Senior Living, Inc. (a)(b)	69,796
9,100	Valeant Pharmaceuticals International	156,884
		1,478,856
INDEX FUND: 0.3%
5,200	Utilities Select Sector SPDR Fund (b)	190,944
INDUSTRIALS: 16.8%
2,400	A.O. Smith Corp.	90,144
7,639	AAR Corp. (a)(b)	222,982
8,800	Alaska Air Group, Inc. (a)(b)	347,600
2,500	Albany International Corp. - Class A (b)	82,275
2,197	Alexander & Baldwin, Inc. (b)	97,415
10,114	Applied Industrial Technologies, Inc.	266,099
4,000	Applied Signal Technology, Inc.	56,240
5,099	Arkansas Best Corp. (b)	183,564
4,837	Astec Industries, Inc. (a)(b)	169,779
4,274	Belden CDT, Inc. (b)	167,071
4,578	Curtiss-Wright Corp. (b)	169,752
4,133	DRS Technologies, Inc. (b)	217,726
5,849	Esterline Technologies Corp. (a)(b)	235,305
9,300	Federal Signal Corp.	149,172
5,018	Flowserve Corp. (a)	253,259
1,000	Fluor Corp.	81,650
7,920	Gardner Denver, Inc. (a)	295,495

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
INDUSTRIALS, Continued
700	Grainger (W.W.), Inc.	$48,958
1,600	Granite Construction, Inc.	80,512
5,000	Hub Group, Inc. (a)(b)	137,750
3,700	Hubbell Inc. - Class B	167,277
1,500	IDEX Corp.	71,115
4,900	Joy Global, Inc. (b)	236,866
4,000	Lennox International, Inc.	122,440
3,300	Manitowoc Co.	196,119
4,883	Moog, Inc. (a)	186,482
4,900	MSC Industrial Direct Co., Inc.	191,835
2,043	Mueller Industries, Inc. (b)	64,763
6,900	Navistar International Corp. (a)	230,667
1,000	Nordson Corp.	49,830
9,400	Pentair, Inc.	295,160
4,244	Robbins & Myers, Inc.	194,885
3,700	Roper Industries, Inc. (b)	185,888
2,154	Sequa Corp. (a)	247,839
7,300	Shaw Group Inc./The (a)(b)	244,550
2,200	SkyWest, Inc.	56,122
2,800	SPX Corp. (b)	171,248
11,500	Standard Register Co./The	138,000
7,900	Swift Transportation Co., Inc. (a)	207,533
1,400	Teleflex Inc.	90,384
3,900	Thomas & Betts Corp. (a)	184,392
12,470	Timken Co./The (b)	363,875
3,000	Tredegar Corp.	67,830
5,350	Trinity Industries, Inc. (b)	188,320
7,000	United Rentals, Inc. (a)	178,010
4,933	Universal Forest Products, Inc. (b)	229,977
2,900	URS Corp. (a)	124,265
3,844	Watsco, Inc. (b)	181,283
2,853	Watts Water Technologies, Inc.	117,287
7,711	Werner Enterprises, Inc.	134,788
7,752	Woodward Governor Co. (b)	307,832
4,940	YRC Worldwide, Inc. (a)(b)	186,386
		8,965,996
INFORMATION TECHNOLOGY: 13.6%
7,092	Aeroflex, Inc. (a)	83,118
6,725	Agilysys, Inc.	112,577
2,020	Anixter International, Inc. (a)(b)	109,686
12,427	Arrow Electronics, Inc. (a)(b)	392,072
18,500	Atmel Corp. (a)	111,925
3,100	ATMI, Inc. (a)(b)	94,643
15,503	Avnet, Inc. (a)(b)	395,792
3,000	Avocent Corp. (a)(b)	101,550
11,900	Axcelis Technologies, Inc. (a)(b)	69,377
6,150	Benchmark Electronics, Inc. (a)(b)	149,814
3,069	Black Box Corp.	128,867

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
INFORMATION TECHNOLOGY, Continued
12,300	Brooks Automation, Inc. (a)(b)	$177,120
15,273	Cadence Design Systems, Inc. (a)(b)	273,539
5,751	CheckFree Corp. (a)(b)	230,960
1,900	Cymer, Inc. (a)(b)	83,505
12,600	Cypress Semiconductor Corp. (a)(b)	212,562
7,160	Fair Isaac Corp.	291,054
13,200	Fairchild Semiconductor International, Inc. (a)	221,892
7,215	Fidelity National Information Services, Inc.	289,249
9,600	Global Imaging Systems, Inc. (a)(b)	210,720
6,000	Harmonic Inc. (a)(b)	43,620
8,900	Ingram Micro Inc. - Class A (a)	181,649
4,710	Insight Enterprises, Inc. (a)	88,878
4,000	International Rectifier Corp. (a)(b)	154,120
14,300	Intersil Corp.	342,056
1,000	Itron, Inc. (a)(b)	51,840
7,500	JDA Software Group, Inc. (a)	103,275
5,300	Lam Research Corp. (a)	268,286
13,200	Lattice Semiconductor Corp. (a)	85,536
5,300	Macrovision Corp. (a)(b)	149,778
4,800	MEMC Electronic Materials, Inc. (a)(b)	187,872
6,057	Methode Electronics, Inc.	65,597
4,900	Microchip Technology, Inc. (b)	160,230
3,800	Paxar Corp. (a)(b)	87,628
13,000	Photronics, Inc. (a)(b)	212,420
5,300	Planar Systems, Inc. (a)	51,251
16,800	RF Micro Devices, Inc. (a)	114,072
4,115	SanDisk Corp. (a)(b)	177,069
1,400	Supertex, Inc. (a)(b)	54,950
4,300	Tech Data Corp. (a)	162,841
11,095	THQ, Inc. (a)(b)	360,809
6,500	Tollgrade Communications, Inc. (a)	68,705
1,400	Trimble Navigation Ltd. (a)	71,022
1,200	Varian Semiconductor Equipment Associates, Inc. (a)	54,624
17,200	Vishay Intertechnology, Inc. (a)(b)	232,888
		7,271,038
MATERIALS: 9.0%
3,000	Castle (A.M.) & Co.	76,350
6,800	Albemarle Corp.	488,240
1,796	AptarGroup, Inc. (b)	106,036
2,900	Arch Chemicals, Inc. (b)	96,599
5,523	Cabot Corp. (b)	240,637
6,308	Commercial Metals Co.	162,746
2,300	Cytec Industries, Inc.	129,973
8,500	Ferro Corp. (b)	175,865
3,400	FMC Corp.	260,270
9,600	H.B. Fuller Co.	247,872
6,620	Lubrizol Corp.	331,861
15,200	Lyondell Chemical Co.	388,664

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
MATERIALS, Continued
1,256	Minerals Technologies, Inc. (b)	$73,840
4,835	Myers Industries, Inc.	75,716
5,900	Packaging Corp of America	130,390
26,600	PolyOne Corp. (a)	199,500
8,949	Quanex Corp. (b)	309,546
4,706	Reliance Steel & Aluminum Co.	185,322
7,391	RPM International, Inc. (b)	154,398
2,308	RTI International Metals, Inc. (a)	180,532
5,478	Ryerson, Inc. (b)	137,443
7,899	Schulman (A.), Inc.	175,753
2,182	Schweitzer-Mauduit International, Inc.	56,841
3,800	Steel Dynamics, Inc.	123,310
5,026	Steel Technologies, Inc.	88,206
11,900	Wausau Paper Corp.	178,381
3,200	Worthington Industries, Inc. (b)	56,704
		4,830,995
UTILITIES: 15.5%
2,500	AGL Resources, Inc.	97,275
3,100	ALLETE, Inc. (b)	144,274
2,800	Alliant Energy Corp. (b)	105,756
9,600	American States Water Co. (b)	370,752
6,500	Atmos Energy Corp. (b)	207,415
16,470	Avista Corp. (b)	416,856
2,400	Black Hills Corp. (b)	88,656
8,100	Cascade Natural Gas Corp.	209,952
6,700	Centerpoint Energy, Inc. (b)	111,086
3,732	Central Vermont Public Service Corp.	87,889
6,900	CH Energy Group, Inc.	364,320
7,000	CMS Energy Corp. (a)	116,900
8,500	DPL Inc.	236,130
5,000	Equitable Resources, Inc.	208,750
1,500	FPL Group, Inc. (b)	81,630
5,390	Great Plains Energy Inc. (b)	171,402
2,817	Green Mountain Power Corp.	95,468
1,600	Hawaiian Electric Industries, Inc. (b)	43,440
5,500	IDACORP, Inc. (b)	212,575
15,400	MDU Resources Group, Inc. (b)	394,856
7,700	National Fuel Gas Co. (b)	296,758
1,500	New Jersey Resources Corp. (b)	72,870
11,400	NiSource, Inc. (b)	274,740
8,100	Northeast Utilities	228,096
3,856	OGE Energy Corp. (b)	154,240
9,703	ONEOK, Inc.	418,393
14,839	Pepco Holdings, Inc.	385,963
2,700	Piedmont Natural Gas Co., Inc.	72,225
3,183	PNM Resources, Inc. (b)	98,991
800	Questar Corp.	66,440
3,432	SCANA Corp.	139,408

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
UTILITIES, Continued
54,410	Sierra Pacific Resources (a)	$915,720
5,300	TECO Energy, Inc.	91,319
5,984	UGI Corp.	163,244
8,833	UIL Holdings Corp.	372,664
5,695	Unisource Energy Corp. (b)	208,038
2,700	Vectren Corp.	76,356
5,900	Westar Energy, Inc.	153,164
2,300	Wisconsin Energy Corp.	109,158
4,100	WPS Resources Corp.	221,523
		8,284,692

TOTAL COMMON STOCKS
(Cost $44,006,801)		53,354,280

SHORT TERM INVESTMENTS: 3.3%
Money Market Investments: 3.3%
1,780,164	First American Prime Obligations Fund	1,780,164

TOTAL SHORT TERM INVESTMENTS
(Cost $1,780,164)		1,780,164

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 33.4%
COMMERCIAL PAPER: 9.4%
$677,902	Concord Minutemen Capital Co., 5.340%, 01/16/07	677,902
812,644	Fenway Funding, 5.358%, 01/05/07	812,644
677,902	Jupiter Select, 5.386%, 01/05/07	677,902
406,741	Lakeside Funding LLC, 5.350%, 01/08/07	406,741
538,400	Mint II LLC, 5.361%, 02/16/07	538,400
676,585	Mortgage Interest Networking Trust, 5.391%, 01/11/07	676,585
541,524	RAMS Funding LLC, 5.360%, 01/08/07	541,524
674,004	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	674,004
		5,005,702
REPURCHASE AGREEMENTS: 23.8%
6,779,017	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by a U.S. Government Agency Collateralized Mortgage Obligation, valued at $6,914,597. Repurchase proceeds are $6,783,056.)	6,779,017
1,355,803	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collateralized by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $1,423,594. Repurchase proceeds are $1,356,605.)	1,355,803
2,440,446	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $2,507,130. Repurchase proceeds are $2,441,918.)	2,440,446

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Value
REPURCHASE AGREEMENTS, Continued
$542,321	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $555,010. Repurchase proceeds are $542,644.)	$542,321
1,626,964	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $1,667,204. Repurchase proceeds are $1,627,933.)	1,626,964
		12,744,551

Shares		Value
MONEY MARKET INVESTMENTS: 0.2%
23,457	AIM Short-Term Liquid Assets Portfolio - Institutional Class	23,457
60,797	Federated Prime Obligations Fund	60,797
		84,254
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $17,834,507)		17,834,507

TOTAL INVESTMENTS
(Cost $63,621,472), 136.4%		72,968,951
LIABILITIES IN EXCESS OF OTHER ASSETS, (36.4)%		(19,474,548)
TOTAL NET ASSETS, 100.0%		$53,494,403

Percentages are stated as a percent of net assets.
(a)	Non Income Producing
(b)	This security of a portion of this security is out on loan at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 98.6%
BRAZIL: 8.1%
12,450	Aracruz Celulose SA, ADR	$762,438
37,700	Banco Bradesco SA, ADR (b)	1,521,195
20,300	Banco Itau Holding Financeira SA, ADR (b)	733,845
1,600	Companhia de Bebidas das Americas-CM, ADR	70,240
8,000	Companhia de Bebidas das Americas-PR, ADR (b)	390,400
125,800	Companhia de Concessoes Rodoviarias	1,698,727
25,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	860,044
32,700	Companhia Energetica de Minas Gerais SA, ADR	1,576,140
37,800	Companhia Siderurgica Nacional SA, ADR	1,133,244
78,700	Companhia Vale Do Rio Doce, ADR (b)	2,340,538
56,200	Gerdau SA, ADR (b)	899,200
43,300	Petroleo Brasileiro SA, ADR (b)	4,016,508
383,000	Sadia SA	1,283,538
59,000	Souza Cruz SA	1,050,760
41,800	Tractebel Energia SA	352,165
31,200	Uniao de Bancos Brasileiros SA (Unibanco), GDR	2,900,352
17,600	Usinas Siderurgicals de Minas Gerais SA	663,141
		22,252,475
CHINA: 4.7%
729,000	Angang New Steel Co., Ltd.	1,068,434
77,000	China Mobile Ltd./HK, ADR	3,327,940
35,800	China Petroleum & Chemical Corp., ADR (b)	3,316,512

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
CHINA, Continued
9,300	CNOOC Ltd., ADR (b)	$880,059
4,600,000	CNPC Hong Kong Ltd.	2,542,972
1,136,000	PetroChina Co., Ltd.	1,609,442
		12,745,359
FRANCE: 13.4%
72,100	AXA SA, ADR (b)	2,907,793
32,058	BNP Paribas	3,497,583
7,300	Casino Guichard-Perrachon SA	678,397
5,600	CNP Assurances	625,384
18,500	Compagnie de Saint-Gobain	1,554,386
9,950	Compagnie Generale des Etablissements Michelin	952,247
27,750	Credit Agricole SA	1,167,072
19,600	European Aeronautic Defense and Space Co.	675,282
9,000	France Telecom SA	248,894
44,900	France Telecom SA, ADR	1,243,730
5,400	Groupe Danone (a)	818,322
6,900	Imerys SA (a)	613,900
19,500	M6 Metropole Television	696,548
5,700	Renault SA	684,707
26,900	Safran SA (a)	624,252
61,250	Sanofi-Aventis, ADR (b)	2,827,913
10,350	Schneider Electric SA, ADR	1,149,013
16,000	Societe BIC SA	1,114,118
15,960	Societe Generale	2,709,334
48,000	Suez SA	2,485,697
73,550	Total Fina Elf SA, ADR (b)	5,289,716
16,600	Valeo SA	690,909
4,550	Vallourec SA (a)	1,323,167
5,400	Vinci SA (a)	690,014
37,450	Vivendi	1,463,791
		36,732,169
GERMANY: 15.2%
22,718	Allianz AG	4,645,562
10,104	Altana AG	624,873
23,800	BASF AG, ADR (b)	2,313,598
28,900	Bayer AG, ADR	1,542,104
12,200	Celesio AG	649,174
30,100	Commerzbank AG	1,142,334
48,600	DaimlerChrysler AG (b)	2,984,526
28,700	Deutsche Bank AG (b)	3,823,988
69,540	Deutsche Post AG	2,102,127
141,800	Deutsche Telekom AG, ADR (b)	2,580,760
11,650	Douglas Holding AG	603,146
27,580	E. On AG	3,760,462
12,504	Heidelberger Druckmaschinen AG	592,890
8,340	Hochtief AG	606,165
8,660	Hypo Real Estate Holding AG	544,944

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
GERMANY, Continued
18,350	MAN AG	$1,664,350
13,794	Metro AG	877,477
27,536	RWE AG	3,033,667
5,396	Salzgitter AG	710,159
43,500	Siemens AG, ADR (b)	4,286,925
18,230	Thyssen Krupp AG	860,303
15,590	Volkswagen AG	1,769,014
		41,718,548
HUNGARY: 3.8%
11,850	Gedeon Richter Nyrt	2,702,920
408,300	Magyar Telekom Nyrt	2,268,246
19,700	MOL Hungarian Oil and Gas Plc	2,234,318
66,875	OTP Bank Nyrt	3,072,536
		10,278,020
ITALY: 7.3%
17,500	Assicurazioni Generali SpA	768,563
200,300	Banca Intesa SpA	1,546,769
126,000	Banca Intesa SpA - RNC	919,781
76,400	Banca Popolare di Milano Scrl	1,326,196
79,850	Banche Popolari Unite Scpa	2,194,544
46,600	Banco Popolare di Verona e Novara Scrl	1,337,931
104,750	Capitalia SpA	991,430
10,000	Enel SpA, ADR (b)	516,000
31,150	ENI SpA, ADR (b)	2,095,772
26,200	Lottomatica SpA (a)	1,090,125
27,000	Mediaset SpA	320,415
99,100	Sanpaolo IMI SpA	2,302,369
96,900	Telecom Italia SpA, ADR (b)	2,919,597
162,000	Terna SpA (a)	549,053
130,000	Unicredito Italiano SpA	1,139,463
		20,018,008
NEW ZEALAND: 5.3%
669,000	Auckland International Airport Ltd.	1,032,240
208,000	Contact Energy Ltd.	1,219,262
239,500	Fisher & Paykel Appliances Holdings Ltd.	647,959
575,050	Fisher & Paykel Healthcare Corp. Ltd.	1,725,940
320,000	Fletcher Building Ltd.	2,491,281
540,000	Kiwi Income Property Trust	585,902
289,737	Sky City Entertainment Group Ltd.	1,049,247
160,000	Sky Network Television Ltd. (a)	738,366
1,366,000	Telecom Corp. of New Zealand Ltd.	4,677,324
140,956	Tower Ltd. (a)	219,476
		14,386,997
NORWAY: 10.2%
266,100	DNB NOR ASA	3,776,920
20,500	Frontline Ltd.	660,845
171,600	Norsk Hydro ASA (a)	5,325,346

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
NORWAY, Continued
81,300	Orkla ASA	$4,602,723
886,000	Pan Fish ASA (a)	809,950
107,300	Statoil ASA	2,843,746
85,300	Statoil ASA, ADR	2,245,096
137,200	Storebrand ASA	1,744,926
158,600	Telenor ASA	2,982,398
129,800	Yara International ASA	2,950,852
		27,942,802
REPUBLIC OF KOREA (SOUTH): 6.7%
7,200	Daelim Industrial Co., Ltd.	588,387
24,500	Daishin Securities Co.	619,086
18,300	Hanjin Heavy Industries & Construction Co., Ltd.	596,226
19,200	Hanjin Shipping Co., Ltd.	545,032
9,200	Kookmin Bank, ADR, (a)(b)	741,888
33,500	KT Freetel Co., Ltd.	1,071,640
27,900	LG Electronics Inc.	1,650,000
15,219	LG International Corp.	375,566
20,800	LG Petrochemical Co., Ltd.	525,591
17,500	LS Cable Ltd.	722,581
25,350	Posco, ADR (a)(b)	2,095,684
25,600	Samsung Corp.	843,699
5,750	Samsung Electronics Co., Ltd.	3,790,054
7,800	Samsung SDI Co., Ltd.	539,290
23,350	Shinhan Financial Group Co., Ltd.	1,192,608
8,300	Shinhan Financial Group Co., Ltd., ADR (b)	857,722
12,800	SK Corp.	1,004,731
18,950	SK Telecom Co., Ltd., ADR	501,796
		18,261,581
SOUTH AFRICA: 3.5%
18,500	Anglo Platinum Ltd.	2,258,091
45,100	Gold Fields Ltd., ADR (b)	851,488
140,000	Liberty Group Ltd.	1,657,063
118,000	MTN Group Ltd.	1,435,198
26,500	Sasol, ADR	977,850
168,000	Standard Bank Group Ltd. (a)	2,263,715
		9,443,405
TAIWAN: 10.0%
720,000	Asia Cement Corp.	684,978
4,092,000	China Development Financial Holding Corp.	1,883,689
1,030,672	Compal Electronics Inc.	918,859
391,000	Delta Electronics Inc.	1,259,935
1,443,000	First Financial Holding Co., Ltd.	1,096,033
434,000	Formosa Chemicals & Fibre Corp.	725,886
578,000	Formosa Plastics Corp.	959,638
603,600	Hon Hai Precision Industry Co., Ltd.	4,306,798
1,181,000	Hua Nan Financial Holdings Co., Ltd.	875,285

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
TAIWAN, Continued
500,448	Lite-On Technology Corp.	$676,530
1,229,000	Mega Financial Holding Co., Ltd.	903,316
932,000	Nan Ya Plastics Corp.	1,553,095
800,000	Pou Chen Corp.	908,393
240,000	President Chain Store Corp.	579,653
767,000	Quanta Computer Inc.	1,391,122
806,000	Synnex Technology International Corp.	1,019,095
654,000	Taiwan Cement Corp.	591,079
909,000	Taiwan Mobile Co., Ltd.	942,894
2,458,000	Taiwan Seminconductor Manufacturing Co., Ltd.	5,091,760
1,790,000	United Microelectronics Corp.	1,112,398
		27,480,436
UNITED KINGDOM: 10.4%
29,500	Anglo American Plc, ADR	720,095
33,600	AstraZeneca Plc, ADR	1,799,280
36,400	Aviva Plc	585,844
22,900	Barclays Plc, ADR (b)	1,331,406
21,900	Bellway Plc	662,064
25,100	BG Group Plc, ADR	1,717,844
50,750	BHP Billiton Plc	928,590
8,500	BHP Billiton Plc, ADR	316,200
56,650	Enterprise Inns Plc	1,500,743
16,000	GlaxoSmithKline Plc, ADR	844,160
131,000	Group 4 Securicor Plc	482,212
11,000	Hanson Plc, ADR	832,590
49,300	HBOS Plc	1,092,703
29,800	HSBC Holdings Plc, ADR (b)	2,731,170
239,200	Legal & General Group Plc	737,650
209,900	Man Group Plc	2,148,400
5,275	Rio Tinto Plc, ADR (b)	1,120,885
37,400	Royal Bank of Scotland Group Plc	1,459,444
35,500	Royal Dutch Shell Plc, ADR	2,513,045
119,000	Scottish & Newcastle Plc	1,303,634
27,000	Tomkins Plc	129,917
15,500	Tomkins Plc, ADR	300,700
61,512	Vodafone Group Plc, ADR (b)	1,708,803
47,800	Wolseley Plc	1,153,983
18,000	Wolseley Plc, ADR (b)	439,380
		28,560,742
Total Common Stocks
(Cost $208,652,336)		269,820,542

PREFERRED STOCKS: 0.3%
Republic of Korea (South): 0.3%
1,200	Samsung Electronics Co., Ltd.	619,355
Total Preferred Stocks
(Cost $606,322)		619,355

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
SHORT TERM INVESTMENTS: 0.5%
Money Market Investments: 0.5%
1,404,366	First American Prime Obligations Fund	$1,404,366
Total Short Term Investments
(Cost $1,404,366)		1,404,366

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 18.3%
COMMERCIAL PAPER: 3.7%
$1,377,350	Concord Minutemen Capital Co., 5.340%, 01/16/07	1,377,350
1,651,117	Fenway Funding, 5.358%, 01/05/07	1,651,117
1,377,350	Jupiter Select, 5.386%, 01/05/07	1,377,350
826,410	Lakeside Funding LLC, 5.350%, 01/08/07	826,410
1,093,913	Mint II LLC, 5.361%, 02/16/07	1,093,913
1,374,674	Mortgage Interest Networking Trust, 5.391%, 01/11/07	1,374,674
1,100,260	RAMS Funding LLC, 5.360%, 01/08/07	1,100,260
1,369,430	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	1,369,430
		10,170,504
REPURCHASE AGREEMENTS: 14.5%
2,452,000	Bank of America, 5.330%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,501,040. Repurchase proceeds are $2,453,452.)	2,452,000
2,500,000	Barclays Capital Inc., 5.330%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,000. Repurchase proceeds are $2,501,481.)	2,500,000
2,500,000	Citigroup Global, 5.340%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,000. Repurchase proceeds are $2,501,483.)	2,500,000
13,773,497	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by a U.S. Government Agency Collateralized Mortgage Obligation, valued at $14,048,967. Repurchase proceeds are $13,781,704.)	13,773,497
2,754,699	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collateralized by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $2,892,435. Repurchase proceeds are $2,756,328.)	2,754,699
2,500,000	Daiwa Securities Inc., 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,002. Repurchase proceeds are $2,501,489.)	2,500,000
4,958,459	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $5,093,946. Repurchase proceeds are $4,961,451.)	4,958,459

The accompanying notes are an integral part of these financial statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Value
REPURCHASE AGREEMENTS, Continued
$1,101,880	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $1,127,660. Repurchase proceeds are $1,102,536.)	$1,101,880
3,305,639	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $3,387,398. Repurchase proceeds are $3,307,608.)	3,305,639
1,424,000	Morgan Stanley & Co. Inc., 5.350%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $1,452,480. Repurchase proceeds are $1,424,846.)	1,424,000
2,500,000	Nomura Securities Inc., 5.350%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $2,550,000. Repurchase proceeds are $2,501,486.)	2,500,000
		39,770,174

Shares		Value
MONEY MARKET INVESTMENTS: 0.1%
47,660	AIM Short-Term Liquid Assets Portfolio - Institutional Class	47,660
123,526	Federated Prime Obligations Fund	123,526
		171,186
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $50,111,864)		50,111,864
TOTAL INVESTMENTS
(Cost $260,774,888), 117.7%		321,956,127
LIABILITIES IN EXCESS OF OTHER ASSETS, (17.7)%		(48,360,712)
TOTAL NET ASSETS, 100.0%		$273,595,415

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non Income Producing
(b)	This security or a portion of this security is out on loan at December 31, 2006.

Sector	% of Net Assets
Financials	44.5%
Energy	12.5%
Materials	11.9%
Industrials	11.2%
Telecommunications	9.5%
Information Technology	7.6%
Consumer Discretionary	6.7%
Utilities	5.1%
Consumer Staples	4.6%
Health Care	4.1%
TOTAL INVESTMENTS	117.7%
Liabilities in Excess of Other Assets	(17.7)%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 97.8%
CLOSED END FUNDS: 1.9%
17,880	ACM Income Fund, Inc.	$145,543
4,825	BlackRock Limited Duration Income Trust	91,434
3,740	BlackRock Preferred Opportunity Trust Fund	98,399
4,470	BlackRock Strategic Bond Trust	57,931
19,434	Calamos Convertible Opportunities and Income Fund	395,288
32,240	Nuveen Quality Preferred Income Fund II	486,179
		1,274,774
CONSUMER DISCRETIONARY: 4.9%
5,000	Cedar Fair, LP	139,100
75,200	Centerplate, Inc.	1,428,800
2,491	Cherokee, Inc.	106,889
13,000	DEB Shops, Inc.	343,200
643	Idearc Inc. (a)	18,422
34,300	Regal Entertainment Group - Class A	731,276
26,000	Saks, Inc.	463,320
		3,231,007
CONSUMER STAPLES: 16.6%
9,000	Alberto-Culver Co.	193,050
4,250	Altria Group, Inc.	364,735
9,000	Anheuser-Busch Companies, Inc.	442,800
73,950	B & G Foods, Inc.	1,480,479
7,035	H.J. Heinz & Co.	316,645

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
CONSUMER STAPLES, Continued
12,000	Hershey Co./The (a)	$597,600
14,000	Imperial Sugar Co.	338,940
7,000	Kimberly-Clark Corp.	475,650
9,871	Kraft Foods, Inc.	352,395
8,000	Lancaster Colony Corp.	354,480
12,526	Loews Corp - Carolina Group	810,683
10,160	Procter & Gamble Co.	652,983
15,000	Reddy Ice Holdings, Inc.	387,300
5,346	Reynolds American, Inc.	350,003
20,000	Unilever plc, ADR	556,400
14,132	UST, Inc.	822,482
54,830	Vector Group Ltd.	973,233
20,500	Wal-Mart Stores, Inc.	946,690
13,835	WD-40 Co.	482,426
		10,898,974
ENERGY: 11.6%
1,100	BP Plc - ADR	73,810
4,400	Buckeye Partners LP	204,512
48,167	Canetic Resources Trust	669,040
9,783	Chevron Corp.	719,344
9,000	Dorchester Minerals LP	198,270
85,000	Duke Energy Income Fund, Inc.	758,050
13	Enbridge Energy Management LLC (a)	630
7,500	Enbridge Energy Partners LP	370,425
3,700	Energy Transfer Partners LP	200,170
5,200	Enterprise Products Partners LP	150,696
15,638	Exxon Mobil Corp.	1,198,340
5,700	Kinder Morgan Energy Partners LP	273,030
13	Kinder Morgan Management LLC (a)	594
17,000	Occidental Petroleum Corp.	830,110
1,200	ONEOK Partners, LP	76,008
9,800	Plains All American Pipeline LP	501,760
13,100	Precision Drilling Trust	303,396
10,300	TEPPCO Partners LP	415,193
2,224	Tristar Oil & Gas Ltd. (a)	11,138
11,250	Valero LP	627,412
		7,581,928
FINANCIALS: 7.7%
17,952	Bank of America Corp.	958,457
5,901	Comerica, Inc.	346,271
17,870	First Commonwealth Financial Corp.	239,994
12,659	FirstMerit Corp.	305,588
8,733	KeyCorp	332,116
5,756	National City Corp.	210,439
5,935	NBT Bancorp, Inc.	151,402
15,472	Regions Financial Corp.	578,653
6,067	St. Paul Travelers Cos., Inc./The	325,737
7,709	Susquehanna Bancshares, Inc.	207,218

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
FINANCIALS, Continued
15,000	TD Ameritrade Holding Corp.	$242,700
46,050	Trustco Bank Corp.	512,076
10,000	U.S. Bancorp	361,900
7,513	Whitney Holding Corp.	245,074
		5,017,625
HEALTH CARE: 3.5%
32,940	Bristol-Myers Squibb Co.	866,981
11,000	Johnson & Johnson	726,220
9,150	Merck & Co., Inc.	398,940
11,000	Pfizer, Inc.	284,900
875	Schering-Plough Corp.	20,685
		2,297,726
INDUSTRIALS: 4.8%
1,400	3M Co.	109,102
1,800	Cooper Industries Ltd.	162,774
25,000	Deluxe Corp.	630,000
5,940	Donnelley (R.R.) & Sons Co.	211,107
6,122	Federal Signal Corp.	98,197
22,297	General Electric Co.	829,671
1,872	Honeywell International, Inc.	84,689
4,074	Landauer, Inc.	213,763
1,000	Macquarie Infrastructure Co. Trust	35,480
22,000	Olin Corp.	363,440
4,100	Standard Register Co./The	49,200
4,823	Weyerhaeuser Co.	340,745
		3,128,168
INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 7.1%
20,621	AT&T, Inc.	737,201
18,000	Citizens Communications Co.	258,660
10,400	Compania Anonima Nacional Telefonos de Venezuela, ADR	203,736
55,900	Consolidated Communications Holdings, Inc.	1,168,310
17,000	Iowa Telecommunications Services, Inc.	335,070
20,000	Microsoft Corp.	597,200
12,867	Verizon Communications, Inc.	479,167
63,500	Windstream Corp.	902,970
		4,682,314

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
MATERIALS: 3.9%
36,000	Acadian Timber Income Fund	$285,555
8,000	Ashland Inc.	553,440
10,688	Dow Chemical Co./The	426,879
3,980	Du Pont (E.I.) de Nemours and Co.	193,866
11,000	Fording Canadian Coal Trust	228,250
14,702	Plum Creek Timber Co., Inc.	585,875
4,000	Southern Copper Corp.	215,560
7,000	USEC, Inc. (a)	89,040
		2,578,465
REITS: 19.3%
2,500	AmREIT	20,825
8,914	Camden Property Trust	658,299
15,000	Cedar Shopping Centers Inc.	238,650
7,264	Colonial Properties Trust	340,536
38,214	Crescent Real Estate Equities Co.	754,727
2,000	Entertainment Properties Trust	116,880
11,000	Equity One, Inc.	293,260
24,331	First Industrial Realty Trust, Inc.	1,140,881
7,920	General Growth Properties, Inc.	413,662
20,609	Glimcher Realty Trust	550,466
14,046	Health Care Property Investors, Inc.	517,174
11,612	Health Care REIT, Inc.	499,548
93,013	HRPT Properties Trust	1,148,710
8,885	Liberty Property Trust	436,609
4,838	Macerich Co./The	418,826
8,130	Mack-Cali Realty Corp.	414,630
38,879	Nationwide Health Properties, Inc.	1,174,923
11,012	New Plan Excel Realty Trust	302,610
9,973	Pennsylvania Real Estate Investment Trust	392,737
10,036	Sovran Self Storage, Inc.	574,862
24,492	Tanger Factory Outlet Centers, Inc.	957,147
47,455	Trustreet Properties, Inc.	799,617
13,115	Washington Real Estate Investment Trust	524,600
		12,690,179
SHIPPING & TRANSPORTATION: 5.8%
70,400	Aries Maritime Transport Ltd.	645,568
30,000	Canada Cartage Dividend Income Fund I	234,104
20,000	Diana Shipping, Inc.	316,200
15,100	Double Hull Tankers, Inc.	244,469
6,000	Eagle Bulk Shipping, Inc.	104,040
29,750	Genco Shipping & Trading Ltd.	831,215
13,500	General Maritime Corp.	475,065
55,000	Jazz Air Income Fund (b)	402,778
11,000	Nordic American Tanker Shipping Ltd.	375,650
7,000	Ship Finance International Ltd.	166,320
		3,795,409
UTILITIES: 10.7%
8,200	Amerigas Partners LP	266,746
15,000	Atmos Energy Corp.	478,650
4,536	Cleco Corp.	114,443
3,804	Dominion Resources, Inc.	318,927
6,755	DTE Energy Co.	327,010
9,506	Duke Energy Corp.	315,694
16,000	Energy East Corp.	396,800
12,452	Equitable Resources, Inc.	519,871
7,300	Ferrellgas Partners LP	156,074
9,500	Great Plains Energy Inc.	302,100
14,010	Hawaiian Electric Industries, Inc.	380,372

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued
Shares			Value
UTILITIES, Continued
11,986	National Fuel Gas Co.		$461,940
4,682	NiSource, Inc.		112,836
8,396	Northwest Natural Gas Co.		356,326
4,000	OGE Energy Corp.		160,000
9,670	Peoples Energy Corp.		430,992
4,185	Pinnacle West Capital Corp.		212,138
10,329	Progress Energy, Inc.		506,947
11,200	Suburban Propane Partners LP		425,712
25,000	United Utilities Plc, ADR		768,000
			7,011,578
TOTAL COMMON STOCKS
(Cost $54,689,147)			64,188,147

PREFERRED STOCKS: 2.0%
Closed-End Funds: 2.0%
		Rate
18	Calamos Convertible Opportunities and Income Fund	5.30%	450,000
18	Cohen & Steers REIT Fund	5.30%	450,000
18	Evergreen Managed Income Fund	5.30%	450,000

Total Preferred Stocks
(Cost $1,350,000)			1,350,000

SHORT TERM INVESTMENTS: 7.5%
Money Market Investments: 7.5%
4,897,088	First American Prime Obligations Fund		4,897,088

Total Short Term Investments
(Cost $4,897,088)			4,897,088

TOTAL INVESTMENTS
(Cost $60,936,235), 107.3%			70,435,235
LIABILITIES IN EXCESS OF OTHER ASSETS, (7.3)%			(4,781,027)
TOTAL NET ASSETS, 100.0%			$65,654,208

Percentages are stated as a percent of net assets
ADR American Depository Receipt
(a)	Non Income Producing
(b)	Restricted

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Principal Amount		Coupon Rate	Maturity Date		Value
CORPORATE BONDS: 27.3%
CONSUMER DISCRETIONARY: 1.9%
$300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009		$329,343
500,000	Time Warner, Inc.	6.875%	05/01/2012		528,374
					857,717
CONSUMER STAPLES: 0.5%
250,000	WM Wrigley Jr Co.	4.650%	07/15/2015		237,641
ENERGY: 2.5%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025		163,407
200,000	Conoco Phillips	9.375%	02/15/2011		228,799
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		120,000
325,000	Noble Corp.	6.950%	03/15/2009		325,809
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		337,914
					1,175,929
FINANCIALS: 17.4%
500,000	Allstate Life Global Fund	4.270%	04/02/2007		496,385
130,000	Bank of America Corp.	7.800%	02/15/2010		139,597
350,000	Chubb Corp.	7.125%	12/15/2007		354,834
250,000	CIT Group Inc.	6.125%	08/15/2016		248,733
125,000	First Union Corp.	6.300%	04/15/2028		126,398
400,000	General Electric Capital Corp.	4.000%	09/12/2011		392,044
200,000	General Electric Capital Corp.	5.375%	06/15/2015		196,916
250,000	General Electric Capital Corp.	5.382%	02/01/2011	(a)	248,038
500,000	General Electric Capital Corp.	5.500%	11/15/2011		499,171

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Coupon Rate	Maturity Date		Value
FINANCIALS, Continued
$175,000	General Electric Capital Corp.	8.750%	05/21/2007		$177,211
250,000	Goldman Sachs Group, Inc.	5.350%	01/15/2016		246,758
500,000	Hartford Life Global Fund	2.810%	03/15/2008	(a)	488,115
400,000	HSBC USA Capital Trust	7.530%	12/04/2026		415,354
100,000	HSBC USA, Inc.	8.375%	02/15/2007		100,300
340,000	JP Morgan Chase & Co.	7.000%	11/15/2009		355,925
500,000	JP Morgan Chase Bank	6.700%	08/15/2008		508,942
250,000	Lehman Brothers Holdings, Inc.	4.750%	09/08/2008	(a)	248,552
250,000	Lehman Brothers Holdings, Inc.	4.890%	07/14/2008	(a)	247,887
300,000	Republic New York Corp.	9.700%	02/01/2009		325,502
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013		272,709
25,000	Suntrust Banks, Inc.	6.000%	02/15/2026		25,528
500,000	Toyota Motor Credit Corp.	2.710%	11/26/2007	(a)	490,625
1,295,000	Transamerica Corp.	9.375%	03/01/2008		1,342,065
100,000	Union Planters Bank NA	6.500%	03/15/2008		101,314
					8,048,903
HEALTH CARE: 0.1%
25,000	Cigna Corp.	8.250%	01/01/2007		25,000
INDUSTRIALS: 0.1%
25,000	Ryder System, Inc.	9.875%	05/15/2017		25,487
INFORMATION TECHNOLOGY: 0.1%
50,000	First Data Corp.	6.375%	12/15/2007		50,321
TELECOMMUNICATION SERVICES: 0.9%
180,000	Airtouch Communication Vodafone Group	6.650%	05/01/2008		182,761
250,000	Nextel Communications	6.875%	10/31/2013		252,583
					435,344
UTILITIES: 3.8%
300,000	Duke Energy Corp. (b)	4.200%	10/01/2008		293,963
200,000	Indianapolis Power & Light	7.375%	08/01/2007		202,045
300,000	National Rural Utilities	6.550%	11/01/2018		324,156
500,000	Pacificorp	5.450%	09/15/2013		499,734
250,000	Rochester Gas & Electric Corp.	5.840%	12/22/2008		251,097
200,000	West Texas Utilities Co.	7.750%	06/01/2007		201,734
					1,772,729
Total Corporate Bonds
(Cost $12,653,561)					12,629,071

MUNICIPAL BONDS: 6.2%
1,000,000	Citizens Property Insurance Corp. - Florida	5.070%	07/01/2022	(a)	1,000,000
825,000	Citizens Property Insurance Corp. - Florida	5.070%	07/01/2025	(a)	825,000
1,000,000	Florida State Municipal Power Agency	3.370%	10/01/2025	(a)	1,000,000
50,000	New Orleans Finance Authority	4.100%	07/15/2021		50,000

Total Municipal Bonds
(Cost $2,875,000)					2,875,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Coupon Rate	Maturity Date		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 62.5%
U.S. Government Non-Mortgage-Backed Securities: 30.7%
$250,000	Federal Farm Credit Bank	5.600%	06/22/2020		$241,565
455,000	Federal Farm Credit Bank	5.850%	12/15/2020		450,352
500,000	Federal Farm Credit Bank	5.875%	03/06/2015		496,982
750,000	Federal Farm Credit Bank	6.000%	12/02/2013		750,806
500,000	Federal Farm Credit Bank	6.050%	10/26/2021		498,012
250,000	Federal Farm Credit Bank	6.100%	11/27/2015		252,465
250,000	Federal Farm Credit Bank	6.150%	06/16/2016		250,811
500,000	Federal Farm Credit Bank	6.500%	07/20/2021		504,194
250,000	Federal Home Loan Bank	4.000%	09/22/2010		249,697
300,000	Federal Home Loan Bank	4.000%	07/30/2013		295,032
250,000	Federal Home Loan Bank	4.000%	08/13/2013		246,923
100,000	Federal Home Loan Bank	4.000%	08/20/2013		98,879
500,000	Federal Home Loan Bank	4.000%	02/27/2014		495,311
250,000	Federal Home Loan Bank	4.000%	03/17/2014		246,687
200,000	Federal Home Loan Bank	4.000%	04/29/2014		197,657
200,000	Federal Home Loan Bank	4.250%	12/29/2014		196,471
500,000	Federal Home Loan Bank	4.430%	04/27/2007	(a)	499,709
250,000	Federal Home Loan Bank	4.515%	04/15/2008		247,916
200,000	Federal Home Loan Bank	4.610%	11/01/2007	(a)	199,815
250,000	Federal Home Loan Bank	4.760%	10/26/2007		248,918
250,000	Federal Home Loan Bank	5.000%	03/08/2007		249,863
250,000	Federal Home Loan Bank	5.000%	01/28/2008		249,188
200,000	Federal Home Loan Bank	5.000%	05/09/2008		199,227
250,000	Federal Home Loan Bank	5.000%	12/29/2009		249,459
250,000	Federal Home Loan Bank	5.000%	09/02/2010		247,545
200,000	Federal Home Loan Bank	5.000%	11/17/2010		199,162
175,000	Federal Home Loan Bank	5.000%	10/21/2013		170,928
300,000	Federal Home Loan Bank	5.000%	01/26/2016		299,357
250,000	Federal Home Loan Bank	5.000%	08/05/2016		241,084
200,000	Federal Home Loan Bank	5.000%	04/30/2018		196,194
250,000	Federal Home Loan Bank	5.050%	02/08/2011		247,995
250,000	Federal Home Loan Bank	5.125%	09/30/2008		249,660
250,000	Federal Home Loan Bank	5.190%	03/02/2011		248,682
150,000	Federal Home Loan Bank	5.250%	04/17/2009		149,861
200,000	Federal Home Loan Bank	5.250%	11/23/2015		198,821
250,000	Federal Home Loan Bank	5.300%	03/24/2010		249,575
500,000	Federal Home Loan Bank	5.300%	03/13/2018		481,717
300,000	Federal Home Loan Bank	5.340%	04/27/2011		300,716
300,000	Federal Home Loan Bank	5.370%	03/19/2018		291,000
500,000	Federal Home Loan Bank	5.375%	03/28/2011		499,043
500,000	Federal Home Loan Bank	5.500%	04/28/2011		500,229
275,000	Federal Home Loan Bank	5.500%	10/27/2016		273,931
250,000	Federal Home Loan Bank	5.625%	08/28/2013		250,190
300,000	Federal Home Loan Bank	5.650%	03/07/2013		298,926
200,000	Federal Home Loan Bank	5.700%	02/28/2013		199,112
200,000	Federal Home Loan Bank	5.700%	10/17/2018		195,857
300,000	Federal Home Loan Bank	5.700%	11/05/2019		292,519

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Coupon Rate	Maturity Date		Value
U.S. Government Non-Mortgage-Backed Securities, Continued
$300,000	Federal Home Loan Bank	6.000%	04/25/2016		$301,533
					14,199,576
Other Mortgage-Backed Securities: 31.8%
300,000	Federal Home Loan Mortgage Corp.	4.250%	06/18/2018		286,717
250,000	Federal Home Loan Mortgage Corp.	4.500%	12/16/2010	(b)	246,180
305,000	Federal Home Loan Mortgage Corp.	5.000%	01/27/2014		297,413
100,000	Federal Home Loan Mortgage Corp.	5.000%	04/01/2014		97,432
145,000	Federal Home Loan Mortgage Corp.	5.000%	11/14/2014		140,892
100,000	Federal Home Loan Mortgage Corp.	5.000%	07/29/2016		95,180
250,000	Federal Home Loan Mortgage Corp.	5.000%	10/15/2028		247,190
250,000	Federal Home Loan Mortgage Corp.	5.125%	03/04/2014		244,037
250,000	Federal Home Loan Mortgage Corp.	5.250%	11/05/2012		247,536
250,000	Federal Home Loan Mortgage Corp.	5.400%	02/28/2011	(b)	249,855
300,000	Federal Home Loan Mortgage Corp.	5.500%	11/24/2015		295,138
250,000	Federal Home Loan Mortgage Corp.	5.500%	12/12/2017		243,866
170,000	Federal Home Loan Mortgage Corp.	5.500%	03/18/2019		164,770
300,000	Federal Home Loan Mortgage Corp.	5.700%	05/10/2011		300,169
219,055	Federal Home Loan Mortgage Corp.	5.750%	12/15/2018		219,022
300,000	Federal Home Loan Mortgage Corp.	6.000%	07/12/2017		300,555
250,000	Federal Home Loan Mortgage Corp.	6.000%	10/21/2020		245,342
500,000	Federal Home Loan Mortgage Corp.	6.000%	10/20/2021		493,061
710,000	Federal Home Loan Mortgage Corp.	6.000%	05/15/2032		723,821
1,000,000	Federal Home Loan Mortgage Corp.	6.250%	07/27/2015	(b)	1,000,951
1,000,000	Federal National Mortgage Association	5.000%	11/23/2011	(b)	984,953
250,000	Federal National Mortgage Association	5.000%	02/27/2013	(b)	244,931
300,000	Federal National Mortgage Association	5.000%	11/23/2016		294,069
250,000	Federal National Mortgage Association	5.000%	04/29/2019		243,079
118,000	Federal National Mortgage Association	5.125%	07/16/2018		112,973
405,000	Federal National Mortgage Association	5.200%	08/24/2017		391,275
250,000	Federal National Mortgage Association	5.250%	11/28/2008		249,292
500,000	Federal National Mortgage Association	5.250%	01/28/2013	(b)	493,552
350,000	Federal National Mortgage Association	5.250%	08/17/2015		345,736
100,000	Federal National Mortgage Association	5.250%	07/28/2018		96,284
112,033	Federal National Mortgage Association	5.298%	02/25/2019		97,492
250,000	Federal National Mortgage Association	5.375%	03/15/2010		249,889
300,000	Federal National Mortgage Association	5.500%	02/09/2011		298,702
300,000	Federal National Mortgage Association	5.500%	02/25/2030		298,869
250,000	Federal National Mortgage Association	5.600%	02/28/2011		249,057
250,000	Federal National Mortgage Association	5.680%	02/15/2011		249,676
300,000	Federal National Mortgage Association	5.750%	05/01/2013		300,736
1,000,000	Federal National Mortgage Association	5.750%	11/07/2017	(b)	973,255
500,000	Federal National Mortgage Association	5.750%	09/22/2020		482,800
560,000	Federal National Mortgage Association	6.000%	04/11/2014		558,448
100,000	Federal National Mortgage Association	6.000%	02/22/2016		99,436
250,000	Federal National Mortgage Association	6.000%	05/12/2016	(b)	253,163
250,000	Federal National Mortgage Association	6.000%	04/28/2021		252,022
470,000	Federal National Mortgage Association	6.160%	10/06/2021		464,637
250,000	Federal National Mortgage Association	6.500%	04/24/2017		249,758
					14,673,211

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount	Coupon Rate	Maturity Date	Value
Total U.S. Government Agency Obligations
(Cost $29,011,460)			$28,872,787

Shares			Value
COMMON STOCKS: 1.9%
CONSUMER DISCRETIONARY: 0.3%
6,500	Centerplate, Inc. (b)		123,500
CONSUMER STAPLES: 0.3%
4,500	B & G Foods, Inc.		90,090
1,900	Reddy Ice Holdings, Inc.		49,058
			139,148
SHIPPING & TRANSPORTATION: 0.4%
16,600	Aries Maritime Transport Ltd. (b)		152,222
1,600	Double Hull Tankers, Inc.		25,904
			178,126
TELECOMMUNICATION SERVICES: 0.7%
4,000	Consolidated Communications Holdings, Inc.		83,600
4,250	Iowa Telecommunications Services, Inc.		83,768
11,000	Windstream Corp. (b)		156,420
			323,788
UTILITIES: 0.2%
2,400	Ferrellgas Partners, LP		51,312
1,500	Suburban Propane Partners LP		57,015
			108,327
Total Common Stocks
(Cost $764,407)			872,889

PREFERRED STOCKS: 0.9%
Closed-End Funds: 0.9%		Rate
10	Advent Claymore Convertable Security	5.300%	250,000
7	Blackrock Preferred Income Strategy Fund	5.300%	175,000
Total Preferred Stocks
(Cost $425,000)			425,000

SHORT TERM INVESTMENTS: 0.9%
Money Market Investments: 0.9%
395,366	First American Prime Obligations Fund		395,366

Total Short Term Investments
(Cost $395,366)			395,366

Principal Amount			Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 11.6%
COMMERCIAL PAPER: 3.3%
$204,138	Concord Minutemen Capital Co., 5.340%, 01/16/07		204,138
244,714	Fenway Funding, 5.358%, 01/05/07		244,714

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Principal Amount		Value
COMMERCIAL PAPER, Continued
$204,138	Jupiter Select, 5.386%, 01/05/07	$204,138
122,483	Lakeside Funding LLC, 5.350%, 01/08/07	122,483
162,130	Mint II LLC, 5.361%, 02/16/07	162,130
203,742	Mortgage Interest Networking Trust, 5.391%, 01/11/07	203,742
163,071	RAMS Funding LLC, 5.360%, 01/08/07	163,071
202,965	Thornburg Mortgage Capital Resources LLC, 5.349%, 02/06/07	202,965
		1,507,381
REPURCHASE AGREEMENTS: 8.3%
2,041,383	Citigroup Global, 5.363%, Dated 12/29/06, Due 01/02/07, (Collateralized by a U.S. Government Agency Collateralized Mortgage Obligation, valued at $2,082,211. Repurchase proceeds are $2,042,600.)	2,041,383
408,277	Credit Suisse, 5.320%, Dated 12/29/06, Due 01/02/07, (Collateralized by Credit Suisse Mortgage Capital & Thornburg Mortgage Securities Trust Collateralized Mortgage Obligations, valued at $428,691. Repurchase proceeds are $408,518.)	408,277
734,898	Lehman Brothers, 5.430%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations & DIRECTV corporate bonds, valued at $754,979. Repurchase proceeds are $735,341.)	734,898
163,311	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $167,132. Repurchase proceeds are $163,408.)	163,311
489,932	Morgan Stanley, 5.360%, Dated 12/29/06, Due 01/02/07, (Collateralized by U.S. Government Agency Collateralized Mortgage Obligations, valued at $502,050. Repurchase proceeds are $490,224.)	489,932
		3,837,801

Shares		Value
MONEY MARKET INVESTMENTS: 0.0%
7,064	AIM Short-Term Liquid Assets Portfolio - Institutional Class	7,064
18,308	Federated Prime Obligations Fund	18,308
		25,372
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $5,370,554)		5,370,554
TOTAL INVESTMENTS
(Cost $51,495,348), 111.3%		51,440,667
LIABILITIES IN EXCESS OF OTHER ASSETS, (11.3)%		(5,216,380)
TOTAL NET ASSETS, 100.0%		$46,224,287

Percentages are stated as a percent of net assets.
(a)	Variable Rate
(b)	This security or portion of this security is out on loan at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 99.5%
ASSET MANAGEMENT & CUSTODY BANKS: 2.5%
27,644	Jamba, Inc. (a)	$278,375
BIOTECHNOLOGY: 9.3%
2,398	Cephalon, Inc. (a)	168,843
12,248	Millennium Pharmaceuticals, Inc. (a)	133,503
15,828	PDL BioPharma, Inc. (a)	318,776
5,529	United Therapeutics Corp. (a)	300,612
3,455	Vertex Pharmaceuticals Inc. (a)	129,286
		1,051,020
HEALTH CARE DISTRIBUTORS: 1.9%
4,263	Henry Schein, Inc. (a)	208,802
HEALTH CARE EQUIPMENT: 26.8%
1,802	Advanced Medical Optics, Inc. (a)	63,430
3,213	Beckman Coulter, Inc.	192,137
4,800	Conceptus Inc. (a)	102,192
5,117	Cytyc Corp. (a)	144,811
7,416	Edwards Lifesciences Corp. (a)	348,849
2,612	Hillenbrand Industries, Inc.	148,701
7,266	Hologic, Inc. (a)	343,537
1,109	IDEXX Laboratories, Inc. (a)	87,944
1,414	Intuitive Surgical, Inc. (a)	135,603
90,327	Orthovita, Inc. (a)	327,887
3,095	ResMed Inc. (a)	152,336

The accompanying notes are an integral part of these financial statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
HEALTH CARE EQUIPMENT, Continued
9,380	Respironics, Inc. (a)	$354,095
7,716	SonoSite, Inc. (a)	238,656
2,267	STERIS Corp.	57,060
6,676	Varian Medical Systems, Inc. (a)	317,577
		3,014,815
HEALTH CARE FACILITIES: 11.2%
1,270	Community Health Systems Inc. (a)	46,380
6,557	Manor Care, Inc.	307,654
10,873	Psychiatric Solutions, Inc. (a)	407,955
2,256	Triad Hospitals, Inc. (a)	94,369
14,286	United Surgical Partners International, Inc. (a)	405,008
		1,261,366
HEALTH CARE SERVICES: 15.8%
10,264	Amedisys, Inc. (a)	337,378
6,324	DaVita, Inc. (a)	359,709
7,209	Healthways, Inc. (a)	343,941
3,517	Lincare Holdings Inc. (a)	140,117
5,522	Omnicare, Inc.	213,315
7,908	Pediatrix Medical Group, Inc. (a)	386,701
		1,781,161
HEALTH CARE SUPPLIES: 9.0%
5,814	Cooper Cos., Inc.	258,723
11,681	Dentsply International, Inc.	348,678
1,707	Gen-Probe Inc. (a)	89,396
13,145	LifeCell Corp. (a)	317,320
		1,014,117
HEALTH CARE TECHNOLOGY: 3.6%
1,905	Cerner Corp. (a)	86,678
20,478	Emageon Inc. (a)	314,542
		401,220
LEISURE FACILITIES: 3.2%
7,333	Life Time Fitness, Inc. (a)	355,724
LIFE SCIENCES TOOLS & SERVICES: 4.1%
2,434	Charles River Laboratories International, Inc. (a)	105,270
1,171	Covance Inc. (a)	68,984
2,265	Invitrogen Corp. (a)	128,176
2,850	Pharmaceutical Product Development, Inc.	91,827
1,146	Techne Corp. (a)	63,546
		457,803
MANAGED HEALTH CARE: 7.9%
12,165	Centene Corp. (a)	298,894
5,137	Health Net Inc. (a)	249,966
7,821	Magellan Health Services, Inc. (a)	338,024
		886,884

The accompanying notes are an integral part of these financial statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2006, Continued

Shares		Value
PHARMACEUTICALS: 4.2%
2,319	Medicis Pharmaceutical Corp. - Class A	$81,466
5,422	Sepracor Inc. (a)	333,887
3,674	Valeant Pharmaceuticals International	63,340
		478,693
TOTAL COMMON STOCKS
(Cost $10,939,960)		11,189,980

SHORT TERM INVESTMENTS: 0.3%
Money Market Investments: 0.3%
38,662	First American Prime Obligations Fund	38,662

Total Short Term Investments
(Cost $38,662)		38,662

TOTAL INVESTMENTS
(Cost $10,978,622), 99.8%		11,228,642
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.2%		22,142
TOTAL NET ASSETS, 100.0%		$11,250,784

Percentages are stated as a percent of net assets.
(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2006

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
ASSETS
Investments in securities at cost	$61,563,316	$75,009,352	$65,305,121	$63,621,472
Investments in securities at value (Including $20,912,821, $25,597,804, $22,744,689, $17,130,598 of securities loaned, respectively)	$66,119,642	$81,910,060	$70,737,716	$72,968,951
Cash	—	—	—	560
Receivables:
Fund shares sold	103,111	111,336	143,061	139,993
Securities sold	744,742	—	730,972	4,438,071
Dividends and interest	30,517	121,396	25,568	50,924
Prepaid expenses	7,391	7,991	6,279	8,826
Total assets	67,005,403	82,150,783	71,643,596	77,607,325

LIABILITIES
Payable upon return of securities loaned (Note 2)	21,772,143	26,649,636	23,679,285	17,834,507
Payables:
Fund shares redeemed	8,032	12,302	2,000	2,000
Securities purchased	1,022,702	427,183	1,035,193	6,178,544
Advisory fees	17,005	22,925	19,700	22,471
Service Fees	5,620	6,877	5,910	6,741
Administration fees	4,750	5,883	5,142	5,194
Distribution fees	26,947	32,921	28,469	32,108
Accrued expenses	28,497	29,962	30,620	31,357
Total liabilities	22,885,696	27,187,689	24,806,319	24,112,922
NET ASSETS	$44,119,707	$54,963,094	$46,837,277	$53,494,403
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	2,267,434	1,893,976	1,333,995	1,068,812

Net asset value per share	$19.46	$29.02	$35.11	$50.05

Maximum offering price per share* (Net asset value divided by 94.25%)	$20.65	$30.79	$37.25	$53.10

COMPONENTS OF NET ASSETS
Paid in capital	$40,771,304	$47,133,494	$41,308,508	$40,557,679
Accumulated net realized gain (loss) on investments	(1,207,923)	928,892	96,174	3,589,245
Net unrealized appreciation on:
Investments	4,556,326	6,900,708	5,432,595	9,347,479
Net assets	$44,119,707	$54,963,094	$46,837,277	$53,494,403

* Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2006

	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
ASSETS
Investments in securities at cost	$260,774,888	$60,936,235	$51,495,348	$10,978,622
Investments in securities at value (Including $48,681,674, $0, $5,158,583, and $0 of securities loaned, respectively	$321,956,127	$70,435,235	$51,440,667	$11,228,642
Foreign Currency (cost $4,488,622, $17,000, $0, $0)	4,490,754	16,587	—	—
Cash	—	299	—	—
Receivables:
Fund shares sold	312,173	83,418	106,700	51,525
Securities and foreign currency sold	4,167,488	—	—	—
Dividends and interest	257,384	321,802	575,177	918
Prepaid expenses	11,368	7,850	11,292	5,386
Total assets	331,195,294	70,865,191	52,133,836	11,286,471
LIABILITIES
Payable upon return of securities loaned (Note 2)	50,111,864	—	5,370,554	—
Payables:
Custodian	834,612	—	—	—
Fund shares redeemed	497,319	25,509	16,759	—
Securities and foreign currency purchased	5,611,501	5,068,379	447,713	—
Advisory fees	224,069	32,715	2,665	1,437
Service Fees	33,258	8,239	5,815	1,427
Administration fees	26,844	6,598	4,928	3,836
Distribution fees	154,860	39,190	27,823	6,969
Accrued expenses	105,552	30,353	33,292	22,018
Total liabilities	57,599,879	5,210,983	5,909,549	35,687
NET ASSETS	$273,595,415	$65,654,208	$46,224,287	$11,250,784
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	4,801,394	2,209,196	1,768,116	440,017
Net asset value per share	$56.98	$29.72	$26.14	$25.57
Maximum offering price per share* (Net asset value divided by 94.25%)	$60.46	$31.53	$27.73	$27.13
COMPONENTS OF NET ASSETS
Paid in capital	$211,398,823	$57,712,376	$46,783,642	$11,019,864
Undistributed net investment income (loss)	55,980	(7,220)	171,087	—
Accumulated net realized gain (loss) on investments	950,602	(1,549,535)	(675,761)	(19,100)
Net unrealized appreciation (depreciation) on:
Investments	61,181,239	9,499,000	(54,681)	250,020
Other assets & liabilities denominated in foreign currencies	8,771	(413)	—	—
Net assets	$273,595,415	$65,654,208	$46,224,287	$11,250,784

* Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2006

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
INVESTMENT INCOME
Income
Dividends	$394,944	$1,113,097	$253,489 (1)	$677,899
Interest	27,192	30,893	23,343	27,895
Income from securities lending	6,388	8,948	25,064	15,029
Total income	428,524	1,152,938	301,896	720,823
Expenses
Advisory fees	180,566	221,785	210,278	229,305
12b-1 fees	90,283	110,892	105,139	114,652
Service fees	36,097	44,357	39,756	43,782
Fund accounting fees	28,227	30,366	33,358	36,497
Administration fees	27,364	31,643	30,876	32,283
Transfer agent fees	20,976	21,548	24,744	24,877
Registration expense	18,644	20,048	16,850	19,933
Audit fees	13,552	13,536	13,549	13,551
Custody fees	7,076	8,450	10,157	8,733
Legal fees	6,415	7,296	7,369	8,200
Reports to shareholders	4,442	5,146	5,462	5,673
Trustee fees	3,718	3,988	4,182	4,190
Insurance expense	1,740	2,087	2,183	2,326
Miscellaneous	1,772	1,927	1,933	2,144
Total expenses	440,872	523,069	505,836	546,146
Add: expenses recouped by Advisor	10,200	—	—	—
Add: interest expenses	131	175	25	56
Net expenses	451,203	523,244	505,861	546,202
Net investment income (loss)	(22,679)	629,694	(203,965)	174,621
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments	1,947,587	5,484,797	4,264,201	4,379,312
Change in Net unrealized appreciation/depreciation on investments	1,568,884	1,644,004	(3,263,258)	899,523
Net realized and unrealized gain on investments	3,516,471	7,128,801	1,000,943	5,278,835
Net increase in net assets resulting from operations	$3,493,792	$7,758,495	$796,978	$5,453,456

(1)	Net of foreign tax withheld of $36 for Mid/Small Growth Portfolio

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2006

	Atlas Portfolio		Dividend & Income Portfolio		Intermediate Fixed Income Portfolio	Darwin Portfolio
INVESTMENT INCOME
Income
Dividends	$5,979,545	(1)	$3,172,926	(1)	$125,177	$13,950 (1)
Interest	122,711		145,348		1,907,646	4,694
Income from securities lending	155,166		—		4,715	—
Total income	6,257,422		3,318,274		2,037,538	18,644
Expenses
Advisory fees	2,028,418		339,054		152,885	92,984
12b-1 fees	507,104		130,405		95,553	24,469
Service fees	201,973		52,075		37,856	9,708
Fund accounting fees	90,974		33,429		34,315	23,486
Administration fees	149,491		37,708		27,072	23,537
Transfer agent fees	48,927		20,629		15,555	10,607
Registration expense	29,910		19,899		22,806	13,322
Audit fees	19,105		13,525		13,549	13,544
Custody fees	296,433		10,358		7,012	3,668
Legal fees	32,727		8,784		6,179	1,746
Reports to shareholders	21,741		5,989		4,187	1,344
Trustee fees	10,798		4,518		3,814	2,693
Insurance expense	6,135		2,381		1,864	268
Miscellaneous	5,145		2,321		1,814	1,167
Total expenses	3,448,881		681,075		424,461	222,543
Add: expenses recouped by Advisor	—		23,115		—	—
Less: expenses waived and reimbursed	—		—		(80,470)	(80,620)
Add: interest expenses	46		63		337	4,012
Net expenses	3,448,927		704,253		344,328	145,935
Net investment income (loss)	2,808,495		2,614,021		1,693,210	(127,291)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	21,309,034		823,421		(279,575)	212,404
Securities sold short	—		—		—	(154)
Foreign currency transactions	(303,329)		4,376		—	—
Change in Net unrealized appreciation/depreciation on:
Investments	34,068,024		7,020,477		117,584	38,013
Foreign currency translations	8,750		(469)		—	—
Net realized and unrealized gain (loss) on investments and foreign currency	55,082,479		7,847,805		(161,991)	250,263
Net increase in net assets resulting from operations	$57,890,974		$10,461,826		$1,531,219	$122,972

(1)	Net of foreign tax withheld of $905,708 for Atlas Portfolio, $46,484 for Dividend and Income Portfolio & $1,823 for Darwin Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005	Year Ended 12/31/2006	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(22,679)	$36,886	$629,694	$230,595
Net realized gain on investments	1,947,587	452,043	5,484,797	683,792
Change in Net unrealized appreciation/depreciation on investments	1,568,884	(35,813)	1,644,004	1,301,212
Net increase in net assets resulting from operations	3,493,792	453,116	7,758,495	2,215,599

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,249)	(38,330)	(667,463)	(248,621)
From net realized gain	—	—	(3,759,880)	—
Total distributions to shareholders	(6,249)	(38,330)	(4,427,343)	(248,621)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	23,149,811	6,450,859	26,242,644	7,012,502
Proceeds from reinvestment of distribution	6,152	37,501	4,344,269	243,985
Cost of shares redeemed	(6,187,487)	(3,866,005)	(8,447,368)	(4,691,629)
Redemption fees	3,948	1,263	3,589	1,063
Net increase in net assets resulting from share transactions	16,972,424	2,623,618	22,143,134	2,565,921

Total increase in net assets	20,459,967	3,038,404	25,474,286	4,532,899

NET ASSETS
Beginning of year	23,659,740	20,621,336	29,488,808	24,955,909
End of year	$44,119,707	$23,659,740	$54,963,094	$29,488,808

Undistributed net investment income	$—	$6,220	$—	$32,733
CHANGE IN SHARES
Shares sold	1,276,040	368,464	929,449	274,048
Shares issued on reinvestment of distribution	312	2,066	149,750	9,124
Shares redeemed	(341,342)	(223,286)	(295,861)	(188,081)

Net increase	935,010	147,244	783,338	95,091

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005	Year Ended 12/31/2006	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(203,965)	$(124,900)	$174,621	$60,826
Net realized gain on investments	4,264,201	565,821	4,379,312	1,264,065
Change in Net unrealized appreciation/depreciation on investments	(3,263,258)	2,170,891	899,523	2,145,239
Net increase in net assets resulting from operations	796,978	2,611,812	5,453,456	3,470,130

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(206,057)	(57,538)
From net realized gain	(3,665,131)	—	(1,315,493)	(2,032,542)
Total distributions to shareholders	(3,665,131)	—	(1,521,550)	(2,090,080)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,004,447	10,623,077	21,304,884	11,268,911
Proceeds from reinvestment of distribution	3,570,613	-	1,475,936	2,013,523
Cost of shares redeemed	(7,908,832)	(5,128,853)	(9,039,694)	(5,532,902)
Redemption fees	4,271	4,216	3,430	4,500
Net increase in net assets resulting from share transactions	16,670,499	5,498,440	13,744,556	7,754,032

Total increase in net assets	13,802,346	8,110,252	17,676,462	9,134,082

NET ASSETS
Beginning of year	33,034,931	24,924,679	35,817,941	26,683,859
End of year	$46,837,277	$33,034,931	$53,494,403	$35,817,941

CHANGE IN SHARES
Shares sold	552,349	304,065	441,438	250,399
Shares issued on reinvestment of distribution	100,383	—	29,238	43,810
Shares redeemed	(210,464)	(147,797)	(189,106)	(123,306)

Net increase	442,268	156,268	281,570	170,903

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Atlas Portfolio		Dividend & Income Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005	Year Ended 12/31/2006	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,808,495	$1,030,703	$2,614,021	$1,068,338
Net realized gain (loss) on:
Investments	21,309,034	4,110,540	823,421	122,818
Foreign currency	(303,329)	(130,329)	4,376	(1,714)
Change in Net unrealized appreciation/ depreciation on investments and foreign currency transactions	34,076,774	14,249,799	7,020,008	(682,778)
Net increase in net assets resulting from operations	57,890,974	19,260,713	10,461,826	506,664

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,997,359)	(847,567)	(2,621,833)	(1,068,338)
From net realized gain	(2,657,257)	—	—	—
From paid in capital	—	—	(162,642)	(209,584)
Total distributions to shareholders	(5,654,616)	(847,567)	(2,784,475)	(1,277,922)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	100,119,871	64,475,326	26,117,841	15,907,505
Proceeds from reinvestment of distribution	5,301,119	790,584	2,664,568	1,204,060
Cost of shares redeemed	(19,183,424)	(7,777,057)	(8,524,404)	(4,802,522)
Redemption fees	24,637	11,116	4,220	8,555
Net increase in net assets resulting from share transactions	86,262,203	57,499,969	20,262,225	12,317,598

Total increase in net assets	138,498,561	75,913,115	27,939,576	11,546,340

NET ASSETS
Beginning of year	135,096,854	59,183,739	37,714,632	26,168,292
End of year	$273,595,415	$135,096,854	$65,654,208	$37,714,632

Undistributed net investment income (loss)	$55,986	$(216,014)	$(7,220)	$(1,714)

CHANGE IN SHARES
Shares sold	1,997,292	1,641,327	949,763	613,557
Shares issued on reinvestment of distribution	94,849	18,187	95,595	46,485
Shares redeemed	(382,667)	(197,286)	(309,245)	(185,699)

Net increase	1,709,474	1,462,228	736,113	474,343

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Fixed Income Portfolio		Darwin Portfolio
	Year Ended 12/31/2006	Year Ended 12/31/2005	Year Ended 12/31/2006	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$1,693,210	$951,215	$(127,291)	$(58,767)
Net realized gain (loss) on:
Investments	(279,575)	(105,592)	212,404	520
Securities sold short	—	—	(154)	(35,302)
Net unrealized appreciation/depreciation on Investments	117,584	(347,994)	38,013	218,594
Net increase in net assets resulting from operations	1,531,219	497,629	122,972	125,045

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,544,311)	(939,020)	—	—
From net realized gain	—	—	(193,142)	—
From return of capital	—	—	(3,427)	—
Total distributions to shareholders	(1,544,311)	(939,020)	(196,569)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	27,148,233	12,248,339	5,490,803	6,534,978
Proceeds from reinvestment of distribution	1,492,211	903,920	195,897	—
Cost of shares redeemed	(11,230,202)	(6,349,075)	(1,393,992)	(623,369)
Redemption fees	9,519	4,843	497	1,149
Net increase in net assets resulting from share transactions	17,419,761	6,808,027	4,293,205	5,912,758

Total increase in net assets	17,406,669	6,366,636	4,219,608	6,037,803

NET ASSETS
Beginning of period	28,817,618	22,450,982	7,031,176	993,373
End of period	$46,224,287	$28,817,618	$11,250,784	$7,031,176

Undistributed net investment income	$171,087	$22,367	$—	$—

CHANGE IN SHARES
Shares sold	1,038,343	463,746	208,798	262,148
Shares issued on reinvestment of distribution	57,402	34,416	7,635	—
Shares redeemed	(430,024)	(239,583)	(53,522)	(25,042)

Net increase	665,721	258,579	162,911	237,106

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Large Growth Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$17.76	$17.40	$16.46	$13.38	$17.91

Income from investment operations:
Net investment income (loss)	(0.01) (1)	0.03	0.09	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.71	0.36	0.92	3.08	(4.53)
Total from investment operations	1.70	0.39	1.01	3.10	(4.54)

Less distributions:
From net investment income	(0.00)	(0.03)	(0.08)	(0.02)	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.00)	(0.03)	(0.08)	(0.03)	—
Paid in capital from redemption fees (Note 2)	— (2)	— (2)	0.01	0.01	0.01
Net asset value, end of period	$19.46	$17.76	$17.40	$16.46	$13.38

Total return	9.59%	2.24%	6.22%	23.21%	(25.29)%

Ratios/supplemental data:
Net assets, end of period (millions)	$44.1	$23.7	$20.6	$19.0	$13.2

Portfolio turnover rate	87.06%	11.97%	36.04%	38.72%	32.18%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.22%	1.26%	1.30%	1.28%	1.23%
After fees waived and expenses absorbed/recouped	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.03)%	0.17%	0.50%	0.09%	(0.04)%
After fees waived and expenses absorbed/recouped	(0.06)%	0.18%	0.55%	0.12%	(0.06)%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Large Value Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$26.55	$24.57	$21.78	$17.27	$22.56

Income from investment operations:
Net investment income	0.34	0.21	0.16	0.15	0.12
Net realized and unrealized gain (loss) on investments	4.68	2.00	2.73	4.51	(5.33)
Total from investment operations	5.02	2.21	2.89	4.66	(5.21)

Less distributions:
From net investment income	(0.38)	(0.23)	(0.11)	(0.15)	(0.10)
From net realized gain	(2.17)	—	—	—	—
Return of capital	—	—	—	(0.02)	—
Total distributions	(2.55)	(0.23)	(0.11)	(0.17)	(0.10)
Paid in capital from redemption fees (Note 2)	— (1)	— (1)	0.01	0.02	0.02
Net asset value, end of period	$29.02	$26.55	$24.57	$21.78	$17.27

Total return	18.92%	9.01%	13.32%	27.10%	(22.97)%

Ratios/supplemental data:
Net assets, end of period (millions)	$55.0	$29.5	$25.0	$22.5	$14.7

Portfolio turnover rate	66.89%	24.48%	86.66%	62.52%	35.75%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.18%	1.18%	1.25%	1.22%	1.22%
After fees waived and expenses absorbed/recouped	1.18%	1.18%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	1.42%	0.91%	0.69%	0.88%	0.77%
After fees waived and expenses absorbed/recouped	1.42%	0.91%	0.69%	0.85%	0.74%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Mid/Small Growth Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$37.05	$33.89	$29.16	$21.76	$27.41

Income from investment operations:
Net investment loss	(0.18) (1)	(0.14)	(0.20)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	1.26	3.30	4.92	7.56	(5.49)
Total from investment operations	1.08	3.16	4.72	7.38	(5.67)

Less distributions:
From net realized gain	(3.02)	—	—	—	—
Paid in capital from redemption fees (Note 2)	— (2)	— (2)	0.01	0.02	0.02
Net asset value, end of period	$35.11	$37.05	$33.89	$29.16	$21.76

Total return	2.80%	9.32%	16.22%	34.01%	(20.61)%

Ratios/supplemental data:
Net assets, end of period (millions)	$46.8	$33.0	$24.9	$20.5	$13.2

Portfolio turnover rate	85.04%	9.67%	61.53%	51.19%	38.26%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.20%	1.19%	1.29%	1.27%	1.27%
After fees waived and expenses absorbed/recouped	1.20%	1.19%	1.35%	1.35%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.48)%	(0.44)%	(0.62)%	(0.67)%	(0.79)%
After fees waived and expenses absorbed/recouped	(0.48)%	(0.44)%	(0.68)%	(0.75)%	(0.87)%

(1)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Mid/Small Value Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$45.50	$43.29	$36.70	$26.79	$31.36

Income from investment operations:
Net investment income (loss)	0.17	0.08	(0.02)	0.04	0.01
Net realized and unrealized gain (loss) on investments	5.86	4.98	7.74	9.86	(4.47)
Total from investment operations	6.03	5.06	7.72	9.90	(4.46)

Less distributions:
From net investment income	(0.20)	(0.08)	(0.04)	(0.01)	—
From net realized gain	(1.28)	(2.78)	(1.10)	—	(0.14)
Total distributions	(1.48)	(2.86)	(1.14)	(0.01)	(0.14)
Paid in capital from redemption fees (Note2)	— (1)	0.01	0.01	0.02	0.03
Net asset value, end of period	$50.05	$45.50	$43.29	$36.70	$26.79

Total return	13.23%	11.64%	21.10%	37.02%	(14.12)%

Ratios/supplemental data:
Net assets, end of period (millions)	$53.5	$35.8	$26.7	$21.9	$13.6

Portfolio turnover rate	34.47%	26.75%	79.62%	50.86%	40.06%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.19%	1.17%	1.29%	1.29%	1.25%
After fees waived and expenses absorbed/recouped	1.19%	1.17%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.41%	0.20%	(0.04)%	0.21%	0.14%
After fees waived and expenses absorbed/recouped	0.41%	0.20%	0.02%	0.15%	0.04%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Atlas Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$43.69	$36.32	$29.77	$21.74	$24.37

Income from investment operations:
Net investment income	0.72	0.38	0.05	0.19	0.20
Net realized and unrealized gain (loss) on investments	13.78	7.27	6.75	8.01	(2.63)
Total from investment operations	14.50	7.65	6.80	8.20	(2.43)

Less distributions:
From net investment income	(0.65)	(0.28)	(0.25)	(0.17)	(0.21)
From net realized gain	(0.57)	—	—	—	—
Total Distributions	(1.22)	(0.28)	(0.25)	(0.17)	(0.21)
Paid in capital from redemption fees (Note 2)	0.01	— (1)	—	—	0.01
Net asset value, end of period	$56.98	$43.69	$36.32	$29.77	$21.74

Total return	33.26%	21.07%	22.96%	37.76%	(9.92)%

Ratios/supplemental data:
Net assets, end of period (millions)	$273.6	$135.1	$59.2	$37.5	$28.1

Portfolio turnover rate	56.42%	38.97%	77.33%	54.68%	34.53%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.70%	1.65%	1.73%	1.54%	1.64%
After fees waived and expenses absorbed/recouped	1.70%	1.65%	1.73%	1.54%	1.64%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	1.38%	1.15%	0.20%	0.91%	0.54%
After fees waived and expenses absorbed/recouped	1.38%	1.15%	0.20%	0.91%	0.54%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Dividend & Income Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03		Year Ended 12/31/02
Net asset value, beginning of period	$25.60	$26.20	$23.48	$18.00		$26.19

Income from investment operations:
Net investment income (loss)	1.33	0.88	0.78	0.22		(0.29)
Net realized and unrealized gain (loss) on investments	4.20	(0.46)	2.84	5.37		(7.92)
Total from investment operations	5.53	0.42	3.62	5.59		(8.21)

Less distributions:
From net investment income	(1.33)	(0.88)	(0.87)	(0.12)		—
From net realized gain	—	—	—	—		—
Return of capital	(0.08)	(0.15)	(0.04)	—		—
Total distributions	(1.41)	(1.03)	(0.91)	(0.12)		—
Paid in capital from redemption fees (Note 2)	—(1)	0.01	0.01	0.01		0.02
Net asset value, end of period	$29.72	$25.60	$26.20	$23.48		$18.00

Total return	22.10%	1.65%	15.79%	31.15%		(31.27)%

Ratios/supplemental data:
Net assets, end of period (millions)	$65.7	$37.7	$26.2	$10.8		$4.6

Portfolio turnover rate	10.03%	2.34%	0.96%	111.78	%(2)	28.89%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.31%	1.28%	1.42%	2.54%		1.98%
After fees waived and expenses absorbed/recouped	1.35%	1.35%	1.35%	1.60%		1.85%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	5.04%	3.53%	3.54%	0.82%		(1.37)%
After fees waived and expenses absorbed/recouped	5.00%	3.46%	3.61%	1.76%		(0.98)%

(1)	Less than $0.01 per share.
(2)	Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Intermediate Fixed Income Portfolio
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of period	$26.14	$26.61	$26.82	$27.92	$26.81

Income from investment operations:
Net investment income	1.13	1.05	1.14	1.37	1.35
Net realized and unrealized gain (loss) on investments	(0.13)	(0.50)	(0.23)	(0.18)	1.08
Total from investment operations	1.00	0.55	0.91	1.19	2.43

Less distributions:
From net investment income	(1.01)	(1.03)	(1.13)	(1.37)	(1.34)
From net realized gain	—	—	—	(0.82)	—
Return of capital	—	—	—	(0.14)	—
Total distributions	(1.01)	(1.03)	(1.13)	(2.33)	(1.34)
Paid in capital from redemption fees (Note 2)	0.01	0.01	0.01	0.04	0.02
Net asset value, end of period	$26.14	$26.14	$26.61	$26.82	$27.92

Total return	3.96%	2.13%	3.47%	4.42%	9.37%

Ratios/supplemental data:
Net assets, end of period (millions)	$46.2	$28.8	$22.5	$29.4	$36.0

Portfolio turnover rate	42.19%	26.06%	38.50%	123.50%	46.93%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%	1.10%	1.14%	0.89%	0.88%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.88%	0.70%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.22%	3.82%	3.87%	4.63%	4.98%
After fees waived and expenses absorbed	4.43%	4.02%	4.11%	4.64%	5.16%

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period

	Darwin Portfolio
	Year Ended 12/31/06		Year Ended 12/31/05		12/31/04(1) through 12/31/04
Net asset value, beginning of period	$25.37		$24.83		$25.00

Income from investment operations:
Net investment loss	(0.34	)(3)	(0.21)		—	(2)
Net realized and unrealized gain (loss) on investments	1.00		0.75		(0.17)
Total from investment operations	0.66		0.54		(0.17)

Less distributions:
From net realized gain	(0.45)		—		—
Return of capital	(0.01)		—		—
Total distributions	(0.46)		—		—
Paid in capital from redemption fees (Note 2)	—	(2)	—	(2)	—
Net asset value, end of period	$25.57		$25.37		$24.83

Total return	2.60%		2.17%		(0.68	)%(4)

Ratios/supplemental data:
Net assets, end of period (millions)	$11.3		$7.0		$1.0
Portfolio turnover rate	89.89%		151.74%		—

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.31%		3.48%		12.94	%(5)
After fees waived and expenses absorbed	1.49	%(7)	1.46	%(6)	1.45	%(5)

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.12)%		(3.33)%		(12.94	)%(5)
After fees waived and expenses absorbed	(1.30)%		(1.31)%		(1.45	)%(5)

(1)	Inception of Portfolio.
(2)	Less than $0.01 per share.
(3)	Net investment loss per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes interest expense of 0.01% of average net assets.
(7)	Includes interest expense of 0.04% of average net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006

NOTE 1 - ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios, except for Darwin Portfolio, are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Atlas Portfolio was established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 2, 1998, for the Rochdale Atlas Portfolio. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Rochdale Darwin Portfolio commenced operations on December 31, 2004.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Atlas Portfolio is a foreign equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of select foreign-domiciled, publicly traded companies worldwide that the Advisor has identified as most attractive, based on a multi-factor model of factors, including earnings growth, interest rates, and valuation.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

The Rochdale Darwin Portfolio is a non-diversified fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in securities of companies in the health care sector, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued a Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of the adoption of SFAS No. 157 on its financial statements.

B.
Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within six months of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net asset value (“NAV”) calculations.

C.
Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds indicated below have Post October losses:

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

Portfolio	Post October Loss Currency	Post October Loss
Rochdale Dividend and Income Portfolio	$470	$-
Rochdale Intermediate Fixed Income Portfolio	-	60,584
Rochdale Darwin Portfolio	-	233

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

	Capital losses expiring in:
Portfolio	2010	2011	2012	2013	2014	Total
Rochdale Large Growth Portfolio	$344,027	$852,258	$-	$-	$-	$1,196,285
Rochdale Dividend & Income Portfolio	-	1,585,638	-	-	-	1,585,638
Rochdale Intermediate Fixed Income Portfolio	-	-	273,604	115,546	226,027	615,177

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is as of the date of the last NAVcalculation in the first required financial statement reporting period required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

D.
Security Transactions and Investment Income.  Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.
Foreign Currency.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.
Forward Currency Contracts.  A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

G.
Distributions to Shareholders.  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Option Writing.  Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Loans of Portfolio Securities.  Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2006, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$20,912,821	$21,772,143
Rochdale Large Value Portfolio	25,597,804	26,649,636
Rochdale Mid/Small Growth Portfolio	22,744,689	23,679,285
Rochdale Mid/Small Value Portfolio	17,130,598	17,834,507
Rochdale Atlas Portfolio	48,681,674	50,111,864
Rochdale Intermediate Fixed Income Portfolio	5,158,583	5,370,554

J.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.
Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:.

	Undistributed Net investment Income (Loss)	Undistributed Capital Gain (Loss)	Paid in Capital	Unrealized Appreciation
Rochdale Large Growth Portfolio	$22,708	$-	$(22,708)	$-
Rochdale Large Value Portfolio	5,036	(5,359)	-	323
Rochdale Mid/Small Growth Portfolio	203,965	(90)	(203,875)	-
Rochdale Mid/Small Value Portfolio	31,436	(33,055)	-	1,619
Rochdale Atlas Portfolio	460,858	(460,858)	-	-
Rochdale Dividend & Income Portfolio	2,306	35,935	(38,241)	-
Rochdale Intermediate Fixed Income Portfolio	(179)	179	-	-
Rochdale Darwin Portfolio	127,291	-	(127,291)	-

L.
Securities Sold Short. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.
Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Atlas Portfolio; 0.95% from the Darwin Portfolio, 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per portfolio basis a fee based upon the average daily net assets of these portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended December 31, 2006, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $80,470 for the Intermediate Fixed Income Portfolio and $80,620 for the Darwin Portfolio. The Advisor has recouped for expenses previously reimbursed of $10,200 for the Large Growth Portfolio and $23,115 for the Dividend & Income Portfolio.

At December 31, 2006, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$3,565
Rochdale Dividend & Income Portfolio	11,927
Rochdale Intermediate Fixed Income Portfolio	188,534
Rochdale Darwin Portfolio	170,985

At December 31, 2006, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2007	2008	2009
Rochdale Large Growth Portfolio	$2,819	$746	$-
Rochdale Dividend & Income Portfolio	$11,927	$-	$-
Rochdale Intermediate Fixed Income Portfolio	60,425	47,640	80,469
Rochdale Darwin Portfolio	314	90,051	80,620

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the year ended December 31, 2006 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$1,529
Rochdale Large Value Portfolio	1,592
Rochdale Mid/Small Growth Portfolio	508
Rochdale Mid/Small Value Portfolio	443
Rochdale Atlas Portfolio	7,169
Rochdale Dividend & Income Portfolio	1,886
Rochdale Intermediate Fixed Income Portfolio	729
Rochdale Darwin Portfolio	94

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to Rochdale Investment Management LLC. For the year ended December 31, 2006, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$90,283
Rochdale Large Value Portfolio	110,892
Rochdale Mid/Small Growth Portfolio	105,139
Rochdale Mid/Small Value Portfolio	114,652
Rochdale Atlas Portfolio	507,104
Rochdale Dividend & Income Portfolio	130,405
Rochdale Intermediate Fixed Income Portfolio	95,553
Rochdale Darwin Portfolio	24,469

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2006, RIM Securities LLC received $42,309 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted 12% of the Portfolios’ brokerage commissions during the period.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

Portfolio	Commissions
Rochdale Large Growth Portfolio	$4,134
Rochdale Large Value Portfolio	3,752
Rochdale Mid/Small Growth Portfolio	2,856
Rochdale Mid/Small Value Portfolio	4,653
Rochdale Atlas Portfolio	14,453
Rochdale Dividend & Income Portfolio	10,368
Rochdale Intermediate Fixed Income Portfolio	529
Rochdale Darwin Portfolio	1,564
$42,309

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended December 31, 2006, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$47,953,398	$30,944,809
Rochdale Large Value Portfolio	47,780,884	29,167,890
Rochdale Mid/Small Growth Portfolio	48,445,916	35,557,680
Rochdale Mid/Small Value Portfolio	28,154,469	15,674,365
Rochdale Atlas Portfolio	193,200,703	112,118,669
Rochdale Dividend & Income Portfolio	25,923,650	4,996,917
Rochdale Intermediate Fixed Income Portfolio	34,678,802	15,278,855
Rochdale Darwin Portfolio	12,628,300	8,735,166

NOTE 5 - TAX INFORMATION

As of December 31, 2006, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
Cost of investments for tax purposes	$61,574,954	$75,018,306	$65,305,121	$63,621,472
Gross tax unrealized appreciation	5,336,839	7,511,587	6,735,354	10,130,656
Gross tax unrealized depreciation	(792,151)	(619,833)	(1,302,759)	(783,177)
Net tax unrealized appreciation on investments*	4,544,688	6,891,754	5,432,595	9,347,479
Undistributed ordinary income	-	277,746	-	309,171
Undistributed long-term capital gain	-	660,100	96,174	3,280,074
Capital loss carryforwards	(1,196,285)	-	-	-
Post October losses	-	-	-	-
Total distributable earnings	$3,348,403	$7,829,600	$5,528,769	$12,936,724

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
Cost of investments for tax purposes	$260,774,888	$60,906,882	$51,495,348	$10,997,489
Gross tax unrealized appreciation	62,158,730	10,980,119	332,902	770,364
Gross tax unrealized depreciation	(968,720)	(1,452,179)	(387,583)	(539,211)
Net tax unrealized appreciation (depreciation) on investments and foreign currency*	61,190,010	9,527,940	(54,681)	231,153
Undistributed ordinary income	55,980	-	171,087	-
Undistributed long-term capital gains	-	-	-	-
Accumulated net realized gain on investments	950,602	-	-	-
Capital loss carryforwards	-	(1,585,638)	(615,177)	-
Post October losses	-	(470)	(60,584)	(233)
Total distributable earnings/(deficit)	$62,196,592	$7,941,832	$(559,355)	$230,920

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales and passive foreign investment companies.

The tax composition of dividends for the year ended December 31, 2006 was as follows:

		Long-term	Return
	Ordinary	Capital	of
	Income	Gains	Capital
	Total	Total	Total
Large Growth Portfolio	$6,249	$-	$-
Large Value Portfolio	722,830	3,704,513	-
Mid/Small Growth Portfolio	-	3,665,131	-
Mid/Small Value Portfolio	206,057	1,315,493	-
Atlas Portfolio	2,997,359	2,657,257	-
Dividend & Income Portfolio	2,641,833	-	162,642
Intermediate Fixed Income Portfolio	1,544,312	-	-
Darwin Portfolio	-	193,142	3,427

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2006, Continued

The tax composition of dividends for the fiscal year ended December 31, 2005 was as follows:
	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital
Large Growth Portfolio	$38,330	$-	$-
Large Value Portfolio	248,621	-	-
Mid/Small Growth Portfolio	-	-	-
Mid/Small Value Portfolio	60,826	2,029,254	-
Atlas Portfolio	847,567	-	-
Dividend & Income Portfolio	1,068,338	-	209,584
Intermediate Fixed Income Portfolio	939,220	-	-
Darwin Portfolio	-	-	-

NOTE 6 - LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Funds’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2006, was as follows:

	Maximum		Maximum
	Amount of	Interest	Amount
Portfolio	Line of Credit	Expense	Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$131	$263,000
Rochdale Large Value Portfolio	2,000,000	175	74,000
Rochdale Mid/Small Growth Portfolio	2,000,000	25	68,000
Rochdale Mid/Small Value Portfolio	2,000,000	56	48,000
Rochdale Atlas Portfolio	10,000,000	46	-
Rochdale Dividend & Income Portfolio	2,000,000	63	-
Rochdale Intermediate Fixed Income Portfolio	2,000,000	337	243,000
Rochdale Darwin Portfolio*	2,000,000	387	165,000

At December 31, 2006, there were no borrowings under the LOC for each Portfolio.

*	The Darwin Portfolio had $4,012 in total interest expense. The Portfolio paid $387 for borrowings on the LOC and $3,625 for outstanding balances due to short selling of securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2006, and the related statements of operations for the year then ended , statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio as of December 31, 2006, the results of their operations, changes in their net assets and financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2007

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1--866-209-1967.

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 60	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	None

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 49	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 49	Treasurer	Since 2005	Chief Financial Officer, Rochdale Investment Management since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 35	Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 66	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	8	None

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 70	Trustee	Since 2001	Consultant, Credit Suisse (securities and investment banking)	8	None

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 71	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001.	8	American Technical Ceramics; Rent-A- Wreck

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of dividends declared from net investment income designated as qualified dividend income is as follows:

Large Value Portfolio	100.0%
Mid/Small Value Portfolio	100.0%
Intermediate Fixed Income Portfolio	7.0%
Atlas Portfolio	100.0%
Dividend & Income Portfolio	91.0%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2006 is as follows:

Large Value Portfolio	100.0%
Mid/Small Value Portfolio	100.0%
Intermediate Fixed Income Portfolio	6.4%
Dividend & Income Portfolio	77.3%

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary income distributions designated as interest related dividends for the period ended December 31, 2006 is as follows:

Intermediate Fixed Income Portfolio	93.6%

The percent of ordinary income distributions designated as short term capital gain related dividends for the period ended December 31, 2006 is as follows:

Large Value Portfolio	9.2%

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Advisor

Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888

•

Distributor

RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888

•

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212
(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC
Investment Company Act File
number is 811-08685)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$111,000	$91,000
Audit-Related Fees	$0	$0
Tax Fees	$20,000	$20,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Investment Trust

By (Signature and Title) /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date 3/12/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date 3/12/07

By (Signature and Title) /s/ Edmund Towers
Edmund Towers, Treasurer

Date 3/12/07